Securities Act File No. 333-214029

As filed with the Securities and Exchange Commission on November 7, 2016

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California Street, Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (888) 233-4339

Tané T. Tyler, Esq., 1801 California Street, Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

It is proposed that this filing will become effective immediately pursuant to Rule 485 (b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INCOME & GROWTH

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA STRATEGIC HIGH INCOME

The address and telephone number of the Target Fund and Destination Fund is:

1801 California Street, Ste. 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

Transamerica Funds

1801 California Street, Ste. 5200

Denver, Colorado 80202

November 8, 2016

Dear Shareholder:

At its joint quarterly meeting on September 15-16, 2016, the Board of your Transamerica fund approved the reorganization of your fund into another Transamerica fund. The reorganization is expected to occur on or about December 2, 2016. Upon completion of the reorganization, you will become a shareholder of the destination Transamerica fund, and you will receive shares of the destination fund equal in value to your shares of your current Transamerica fund.

The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed combined Information Statement/Prospectus, which contains information about the destination fund, including its investment objective, strategies, risks, performance, fees and expenses.

The Board has unanimously approved your fund’s reorganization and believes the reorganization is in the best interests of your fund and its shareholders.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday. Thank you for your investment in the Transamerica funds.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Trustee, President and Chief Executive Officer

COMBINED INFORMATION STATEMENT

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA INCOME & GROWTH

(the “Target Fund”)

AND

PROSPECTUS

OF

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA STRATEGIC HIGH INCOME

(the “Destination Fund”)

The address and telephone number of the Target Fund and Destination Fund is:

1801 California Street, Ste. 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

Shares of the Destination Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Target Fund or Destination Fund (each sometimes referred to herein as a “Fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus sets forth information about the Destination Fund that an investor ought to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined information statement and prospectus, dated November 8, 2016 (the “Information Statement/Prospectus”), is being furnished in connection with the reorganization (the “Reorganization”) of a series of Transamerica Funds, a Delaware statutory trust (the “Target Fund”), into another series of Transamerica Funds (the “Destination Fund”), as identified below. The Information Statement/Prospectus is being mailed to Target Fund shareholders on or about November 15, 2016.

The Target Fund and Destination Fund (each a “Fund” and, together, the “Funds”) are each a series of Transamerica Funds, an open-end management investment company organized as a Delaware statutory trust.

The Board of Trustees of Transamerica Funds (the “Board” or the “Trustees”) has determined that the Reorganization is in the best interests of the Target Fund and Destination Fund. A copy of the Agreement and Plan of Reorganization (the “Plan”) for the Reorganization is attached to this Information Statement/Prospectus as Exhibit A.

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATIONAL PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT. WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

The following table indicates (a) the Target Fund and the Destination Fund involved in the Reorganization, (b) the corresponding Destination Fund shares that the Target Fund shareholder will receive, and (c) on what page of this Information Statement/Prospectus the discussion regarding the Reorganization begins.

Target Fund & Shares	Destination Fund & Shares	Page
Transamerica Income & Growth	Transamerica Strategic High Income	3
Class A	Class A
Class C	Class C
Class I Class I2	Class I Class I2

Please read this Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is November 8, 2016

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For more complete information about each Fund, please read the Fund’s prospectus and statement of additional information, as they may be amended and/or supplemented. Each Fund’s prospectus and statement of additional information, and other additional information about each Fund, has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information

Each Fund’s current prospectus and statement of additional information, including any applicable supplements thereto.

On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or visiting the Funds’ website at

https://www.transamerica.com/individual/products/mutual-funds/prospectus/.

Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds/prospectus/.

A statement of additional information for this Information Statement/Prospectus, dated November 8, 2016 (the “SAI”). The SAI contains additional information about the Target Fund and the Destination Fund.	On file with the SEC (http://www.sec.gov) and available at no charge by calling the Funds’ toll-free number: 1-888-233-4339 or by visiting the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds/prospectus/. The SAI is incorporated by reference into this Information Statement/Prospectus.

To ask questions about this Information Statement/Prospectus.	Call the following toll-free telephone number: 1-888-233-4339.

The Target Funds’ prospectuses dated March 1, 2016, as supplemented, and statement of additional information dated September 30, 2016, as may be supplemented from time to time (File Nos. 033-02659 and 811-04556), are incorporated by reference into this Information Statement/Prospectus.

The Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. You may lose money by investing in the Funds.

The securities offered by this Information Statement/Prospectus have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

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SUMMARY

This Summary section is qualified in its entirety by reference to the additional information contained elsewhere in this Information Statement/Prospectus and the Agreement and Plan of Reorganization relating to the Reorganization, which is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, and the Destination Fund’s prospectus carefully for more complete information.

How Will the Reorganization Work?

•	The Target Fund will transfer all of its property and assets to the Destination Fund. In exchange, the Destination Fund will assume all of the liabilities of the Target Fund and issue shares, as described below.

•	The Destination Fund will issue a number of its Class A, Class C, Class I and Class I2 shares, as applicable, to the Target Fund on the closing date of the Reorganization (the “Closing Date”) having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class A, Class C, Class I and Class I2 shares, respectively.

•	Shares of the corresponding class of the Destination Fund will then be distributed on the Closing Date to the Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the Reorganization, each Target Fund shareholder will hold shares of the corresponding class of the Destination Fund with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of the Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of the Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The fund assets of the Target Fund and the Destination Fund are valued using the same valuation policies and procedures.

•	The Target Fund will be terminated after the Closing Date.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following the Reorganization, shareholders of the Target Fund will be subject to the fees and expenses of the Destination Fund.

•	Following the Reorganization, (i) Transamerica Asset Management, Inc. (“TAM”) will continue to act as investment adviser to the Destination Fund; and (ii) Thompson, Siegel & Walmsley LLC (“TS&W”) will continue to act as the sub-adviser to the Destination Fund (the “Sub-Adviser”).

•	The exchange of Target Fund shares for Destination Fund shares in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the Target Fund or Destination Fund.

Why did the Trustees Approve the Reorganization?

In approving the Reorganization of the Target Fund, the Board, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds, TAM or Transamerica Capital, Inc. (“TCI”), the Funds’ distributor (the “Independent Trustees”), after careful consideration, has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing shareholders of the Target Fund. The Board has made this determination based on various factors, which include those that are discussed in this Information Statement/Prospectus in the section entitled “Reasons for the Proposed Reorganization.”

The Board also serves as the Board of the Destination Fund. The Board, including all of the Independent Trustees, has approved the Reorganization with respect to the Destination Fund. The Board has determined that the Reorganization is in the best interests of the Destination Fund and that the interests of the Destination Fund’s shareholders would not be diluted as a result of the Reorganization.

Who Bears the Expenses Associated with the Reorganization?

It is anticipated that the total cost of preparing, printing and mailing this Information Statement/Prospectus will be approximately $50,000. In light of the expected benefits to be received by the Target Fund as a result of the Reorganization, this cost will be borne by the Target Fund.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Destination Fund must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor the Destination Fund nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the Destination Fund shares that you receive in the Reorganization will equal the aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. However, in order to maintain its qualification for tax treatment as a regulated investment company and avoid fund-level taxes, the Target Fund will declare and pay a distribution to its shareholders shortly before the Reorganization that, together with all previous dividends for the taxable year, is intended to have the effect of distributing all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to the dividends-paid deduction), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. If you hold shares in the Target Fund when it makes such a distribution, the distribution may affect the amount, timing and character of taxable income that you realize in respect of your Target Fund shares. The Destination Fund may make a comparable distribution to its shareholders shortly before the Reorganization. In addition, following the Reorganization, the Destination Fund will declare and pay to its shareholders, for the taxable year in which the Reorganization occurs, a distribution of any remaining income and gains from such taxable year. All such distributions generally will be taxable to shareholders. For more information, see “Tax Status of The Reorganization” in this Information Statement/Prospectus.

REORGANIZATION

TRANSAMERICA INCOME & GROWTH

(the “Target Fund”)

TRANSAMERICA STRATEGIC HIGH INCOME

(the “Destination Fund”)

Summary

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and is a part of this Information Statement/Prospectus. Exhibit A is the form of Agreement and Plan of Reorganization. For a discussion of the terms of the Agreement and Plan of Reorganization, please see the section entitled “Terms of the Agreement and Plan of Reorganization” in the back of this Information Statement/Prospectus, after the discussion of the Reorganization.

In the Reorganization, the Destination Fund will issue a number of its Class A, Class C, Class I and Class I2 shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s Class A, Class C, Class I and Class I2 shares, respectively.

Both the Target Fund and the Destination Fund are advised by Transamerica Asset Management, Inc. (“TAM”) and have substantially similar investment objectives, principal investment strategies and policies, and related risks. The tables below provide a comparison of certain features of the Funds. In the tables below, if a row extends across the entire table, the information disclosed applies to both the Destination Fund and the Target Fund.

Comparison of Transamerica Income & Growth

and Transamerica Strategic High Income

	Transamerica Income & Growth	Transamerica Strategic High Income
Investment objective	Seeks long-term growth of capital while providing current income.	Seeks current income while providing long-term capital appreciation.

Principal investment strategies

The fund seeks to achieve its objective by investing globally in a range of securities, primarily equities with market capitalizations in excess of $750 million, which provide current income combined with the potential for capital appreciation. The fund normally invests primarily in securities intended to generate income, including but not limited to (1) common stocks, (2) preferred stocks, including convertible securities, (3) publically traded partnerships, which includes but is not limited to master limited partnerships (“MLPs”) and (4) common shares of real estate investment trusts (“REITs”). The fund may also invest in fixed income securities of any maturity or credit quality, including high yield bonds rated below BBB by S&P or Fitch or Baa by Moody’s (commonly known as “junk bonds”). The fund invests without restriction as to issuer country, capitalization or currency.

Ranger International Management, LP (the “sub-adviser”) normally invests globally (including in emerging markets) in a variety of income-producing securities that the sub-adviser believes have attractive yields, and in the case of common stocks, the potential for dividend growth. The sub-adviser employs a bottom-up, fundamentals-based investment approach to security selection. The sub-adviser selects stock of issuers that it believes are stable and industry- or region-leading companies. The sub-adviser selects fixed income securities that it believes have the highest expected return among issuers of similar credit quality. The sub-adviser’s investment philosophy seeks domestic and international investment candidates characterized by (i) attractive yield, (ii) quality and (iii) financial strength.

The fund’s sub-adviser, Thompson, Siegel & Walmsley LLC (the “sub-adviser”), deploys an active strategy that normally seeks to invest in a range of securities, including primarily U.S. stocks with market capitalizations in excess of $3 billion, preferred stocks, and income producing fixed income securities. Under normal market conditions, the fund invests in a diversified portfolio of credit and equity securities and may shift its investments from one asset class to another in order to achieve the fund’s income objective.

The sub-adviser employs a strategic approach to asset allocation and uses a bottom-up fundamental investment approach to security selection. The sub-adviser expects to invest the fund’s portfolio in a mix of common stock, preferred stock and fixed income securities, targeting allocations of 40%, 20% and 40%, respectively for these asset classes. Depending on market factors, these allocations may range from approximately 20% to approximately 60% for common stock, 0% to approximately 40% for preferred stock and approximately 20% to approximately 60% for fixed income securities.

The equity securities in which the fund invests consist primarily of common stocks. Debt securities in which the fund invests include primarily high yield bonds (also known as “junk bonds”), although the fund may hold other fixed income securities including various fixed, floating and variable rate instruments, secured and unsecured bonds, bonds convertible into common

	Transamerica Income & Growth	Transamerica Strategic High Income
The sub-adviser sells a security if the sub-adviser believes it is overvalued, more attractive candidates arise, or if there is a substantial, long term reduction in a company’s fundamental prospects that impair its value.

stock, senior floating rate and term loans, debentures, shorter term instruments and closed-end funds. The fund may invest all of its fixed income allocation in securities that are rated below investment grade.

The fund may invest in securities of any maturity and does not have a target average duration. The fund maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, based on economic conditions, the fund may have significant investments in particular sectors. The fund may also invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The fund may also invest in exchange-traded funds (“ETFs”).

Investment manager	TAM

Sub-adviser	Ranger International Management, LP	Thompson, Siegel & Walmsley LLC

Fund managers	William R. Andersen, CFA – Portfolio Manager since 2012 Jeff Middleswart – Assistant Portfolio Manager since 2014	William M. Bellamy, CFA - Portfolio Manager since 2014

The Funds’ Statement of Additional Information provides additional information about the portfolio manager(s)’ compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)’ ownership of securities in the Funds.

Net assets (as of August 31, 2016)	$125,538,719	$47,030,766

Classes of Shares, Fees and Expenses

	Transamerica Income & Growth	Transamerica Strategic High Income

Class A sales charges and fees	Class A shares are offered with an initial sales charge of 5.50% and are not subject to a contingent deferred sales charge. Class A shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Class C sales charges and fees	Class C shares are offered without an initial sales charge and are subject to a contingent deferred sales charge of 1.00% if shares are redeemed during the first 12 months. Class C shares have a maximum Rule 12b-1 fee equal to an annual rate of 1.00% (expressed as a percentage of average daily net assets of the Fund), which is used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts.

Class I and Class I2 sales charges and fees	Class I and Class I2 shares are offered without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 fee.

Management fees	TAM receives compensation, calculated daily and paid monthly, from the Target Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.70% of the first $500 million; 0.68% over $500 million up to $1 billion; 0.66% over $1 billion up to $1.5 billion; 0.63% in excess of $1.5 billion.	TAM receives compensation, calculated daily and paid monthly, from the Destination Fund at an annual rate (expressed as a specified percentage of the Fund’s average daily net assets) of 0.69% of the first $600 million; 0.66% over $600 million up to $1 billion; 0.63% over $1 billion up to $2 billion; and 0.615% in excess of $2 billion.

Fee waiver and expense limitations	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.93%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2018 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.95%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2018 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

For a comparison of the gross and net expenses of the Funds, please see the class fee tables in “The Funds’ Fees and Expenses” below.

Comparison of Principal Risks of Investing in the Funds

Because the Funds have substantially similar investment objectives and principal investment strategies and policies, they are subject to similar principal risks. Risk is inherent in all investing. The value of your investment in a Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in a Fund or your investment may not perform as well as other similar investments.

Your primary risk in investing in the Funds is you could lose money. You should carefully assess the risks associated with an investment in the Funds.

Each Fund is subject to the following principal risks (in alphabetical order) of investing in the Fund:

•	Active Trading - The fund is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.

•	Convertible Securities - Convertible securities share investment characteristics of both fixed income and equity securities. The value of these securities may vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also may be less volatile than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

•	Credit - If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

•	Currency - The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Depositary Receipts - Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

•	Equity Securities - Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

•	Extension - When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

•	Fixed-Income Securities - The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•	Foreign Investments - Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

•	Growth Stocks - Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

•	High-Yield Debt Securities - High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

•	Interest Rate - Interest rates in the U.S. have been at historically low levels, so the fund faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the fund may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

•	Legal and Regulatory - Legal and regulatory changes could occur that may adversely affect the fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the fund. The fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

•	Liquidity - The fund may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the fund to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

•	Manager - The fund is subject to the risk that the sub-adviser’s judgments and investment decisions, as well as the methods, tools, resources, information and data, and the analyses employed or relied on by the sub-adviser to make those judgments and decisions may be incorrect or otherwise may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

•	Market - The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected.

•	Portfolio Management - The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the sub-adviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the fund.

•	Preferred Stock - Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

•	Prepayment or Call - Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

•	Small and Medium Capitalization Companies - The fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

•	Valuation - The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

The Target Fund is subject to the following related principal risks:

•	Bank Obligations - To the extent the fund invests in bank obligations, the fund will be more susceptible to negative events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

•	Emerging Markets - Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•	Focused Investing - To the extent the fund invests in a limited number of countries, regions, sectors or industries, or in a limited number of issuers, the fund will be more susceptible to negative events affecting those countries, regions, sectors, industries or issuers, and the value of its shares may be more volatile than if invested more widely. Local events, such as political upheaval, financial troubles, or natural disasters may disrupt a country’s or region’s securities markets. Geographic risk is especially high in emerging markets.

•	Master Limited Partnerships - Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the fund’s investments in such securities may decline if interest rates rise. The value of the fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

•	REITs - Investing in real estate investment trusts (“REITs”) involves unique risks. When the fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the fund.

•	Tax - In order to qualify for treatment as a regulated investment company (“RIC”) under the Code, the fund must meet certain requirements regarding the composition of its income, the diversification of its assets, and the amounts of its distributions. If the fund were to fail to meet any of these requirements, the fund might not be eligible for treatment as a RIC, in which case it would be subject to federal income tax on its net income at corporate rates (without reduction for distributions to shareholders). When distributed, that income would generally be taxable to shareholders as ordinary dividend income to the extent attributable to the fund’s earnings and profits. If the fund were to fail to qualify as a RIC, shareholders of the fund could realize significantly diminished returns from their investment in the fund. In the alternative, the fund may be able to preserve its RIC qualification under those circumstances by meeting certain conditions, in which case it may be subject to certain additional taxes.

The fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships for federal income tax purposes. An MLP is an entity treated as a partnership under the Code, the partnership interests of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. If it does not so qualify, it will generally be subject to tax as a corporation and there could be a material decrease in the value of its securities.

Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.

•	Warrants and Rights - Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company, and cease to have value if not exercised prior to the expiration date.

•	Yield - The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

The Destination Fund is subject to the following related principal risks:

•	Counterparty - The fund will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the fund may decline.

•	Exchange Traded Funds (ETFs) - Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. ETF shares may trade at a premium or discount to net asset value. ETFs are subject to secondary market trading risks. In addition, a fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.

•	Investment Companies - To the extent that the fund invests in other investment companies, such as closed-end or exchange-traded funds, it is subject to the risks of these investment companies and bears its pro rata share of the investment companies’ expenses.

•	Loans - Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. The fund’s investments in loans are also subject to prepayment or call risk. Loans may have settlement periods in excess of seven days. Failure to receive sales proceeds on a timely basis may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

•	Value Investing - The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

The Funds’ Past Performance

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing you how the performance of each Fund’s Class A shares has varied from year to year since inception, and how the average total returns of the Fund’s shares for different periods compare to the returns of a broad measure of market performance, as well as a composite benchmark. The composite benchmark for the Destination Fund consists of the following: BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained: 40% and S&P 500®: 60% (the “Composite Benchmark”). Absent any applicable limitation of or cap on a Fund’s expenses, performance would have been lower. Each Fund’s Class C, Class I and Class I2 shares will have different performance because they have different expenses than the Fund’s Class A shares. In the “Since Inception” column of the table, share class returns are for since inception of the applicable share class. Index returns are for since inception of the oldest share class. The bar chart does not reflect the impact of sales charges, which, if reflected, would lower the returns. The table includes deduction of applicable sales charges. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Following the Reorganization, the Destination Fund will be the surviving fund for accounting and performance purposes.

Updated performance information of each Fund is available at no charge by calling the Funds’ toll-free number at 1-888-233-4339 or by visiting the Funds’ website at www.transamerica.com/individual/products/mutual-funds/performance/index.html.

Transamerica Income & Growth

Annual Total Returns (calendar years ended December 31) –Class A

	Quarter Ended	Return
Best Quarter:	3/31/2013	9.90%
Worst Quarter:	9/30/2015	-8.65%
Year to date return	9/30/2016	8.05%

Average Annual Total Returns (periods ended December 31, 2015)

	1 Year	Since Inception	Inception Date
Class A			10/31/2012
Return before taxes	-14.47%	0.00%
Return after taxes on distributions	-15.53%	-1.21%
Return after taxes on distributions and sale of fund shares	-7.82%	-0.26%
Class C	-11.08%	1.03%	10/31/2012
Class I	-9.33%	2.04%	10/31/2012
Class I2	-9.31%	2.13%	10/31/2012
MSCI All Country World Index Gross (reflects no deduction for fees, expenses or taxes)	-1.84%	9.03%

Transamerica Strategic High Income

Annual Total Returns (calendar years ended December 31) – Class A

	Quarter Ended	Return
Best Quarter:	12/31/2015	1.73%
Worst Quarter:	9/30/2015	-4.05%
Year to date return	9/30/2016	7.21%

Average Annual Total Returns (periods ended December 31, 2015)

	1 Year	Since Inception	Inception Date
Class A			3/01/2014
Return before taxes	-6.25%	-0.57%
Return after taxes on distributions	-7.65%	-2.16%
Return after taxes on distributions and sale of fund shares	-3.26%	-0.99%
Class C	-2.51%	1.72%	3/01/2014
Class I	-0.66%	2.73%	3/01/2014
Class I2	-3.07%	1.31%	3/01/2014
S&P 500® (reflects no deduction for fees, expenses or taxes)	1.38%	7.47%
Transamerica Strategic High Income Blended Benchmark (reflects no deduction for fees, expenses or taxes)	-0.20%	4.01%

The Funds’ Fees and Expenses

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses for the Target Fund and Destination Fund in the tables appearing below are based on the fees and expenses for the fiscal year ended October 31, 2015. The table also shows the pro forma expenses of the combined Destination Fund after giving effect to the Reorganization based on pro forma net assets as of April 30, 2016. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly.

	Transamerica Income & Growth		Transamerica Strategic High Income		Combined Transamerica Strategic High Income (Pro Forma)
	Class A		Class A		Class A
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		5.50%		5.50%
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.16%		0.37%		0.19%
Acquired fund fees and expenses	0.24%		0.02%		0.02%
Total Annual Fund Operating Expenses	1.34	%(1)	1.33%		1.15%
Fee waiver and/or expense reimbursement	0.00%		0.11	%(2)	0.00	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or expenses reimbursement	1.34%		1.22	%(1)	1.15%

	Transamerica Income & Growth		Transamerica Strategic High Income		Combined Transamerica Strategic High Income (Pro Forma)
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	1.00%		1.00%		1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.16%		0.32%		0.18%
Acquired fund fees and expenses	0.24%		0.02%		0.02%
Total Annual Fund Operating Expenses	2.09	%(1)	2.03%		1.89%
Fee waiver and/or expense reimbursement	0.00%		0.06	%(2)	0.00	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or expenses reimbursement	2.09%		1.97	%(1)	1.89%

	Transamerica Income & Growth		Transamerica Strategic High Income		Combined Transamerica Strategic High Income (Pro Forma)
	Class I		Class I		Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	None		None		0.00%
Other Expenses	0.16%		0.41%		0.25%
Acquired fund fees and expenses	0.24%		0.02%		0.02%
Total Annual Fund Operating Expenses	1.09	%(1)	1.12%		0.96%
Fee waiver and/or expense reimbursement	0.00%		0.15	%(2)	0.00	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or expenses reimbursement	1.09%		0.97	%(1)	0.96%

	Transamerica Income & Growth		Transamerica Strategic High Income		Combined Transamerica Strategic High Income (Pro Forma)
	Class I2		Class I2		Class I2
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (load) (as a % of offering price)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	None		None		None
Other Expenses	0.06%		0.31%		0.07%
Acquired fund fees and expenses	0.24%		0.02%		0.02%
Total Annual Fund Operating Expenses	0.99	%(1)	1.02%		0.78%
Fee waiver and/or expense reimbursement	0.00%		0.05	%(2)	0.00	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or expenses reimbursement	0.99%		0.97	%(1)	0.78%

(1)	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
(2)	Contractual arrangements have been made with the fund’s investment manager, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2018 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.95%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2018 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Examples

The hypothetical example below helps you compare the cost of investing in each Fund. The example assumes that:

•	you invest $10,000 in each Fund;

•	you reinvest all dividends and distributions without a sales charge;

•	you hold your shares for the time periods shown and then redeem all of your shares at the end of those periods;

•	your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance); and

•	each Fund’s operating expenses remain the same.

Costs are the same whether you redeem at the end of any period or not. Pro forma expenses are included assuming the Reorganization of the Fund. The example is for comparison purposes only and is not a representation of any Fund’s actual expenses or returns, either past or future. Because actual return and expenses will be different, the example is for comparison only.

If shares are redeemed at the end of each period:

Number of Years You Own Your Shares	Transamerica Income & Growth	Transamerica Strategic High Income	Combined Transamerica Strategic High Income (Pro Forma)
Class A
Year 1	$679	$667	$661
Year 3	$951	$938	$895
Year 5	$1,244	$1,229	$1,148
Year 10	$2,074	$2,054	$1,871

Class C
Year 1	$312	$300	$292
Year 3	$655	$631	$594
Year 5	$1,124	$1,088	$1,021
Year 10	$2,421	$2,354	$2,212
Class I
Year 1	$111	$99	$98
Year 3	$347	$341	$306
Year 5	$601	$602	$531
Year 10	$1,329	$1,350	$1,178

Class I2
Year 1	$101	$99	$80
Year 3	$315	$320	$249
Year 5	$547	$558	$433
Year 10	$1,213	$1,243	$966

If shares are not redeemed:

Number of Years You Own Your Shares	Transamerica Income & Growth	Transamerica Strategic High Income	Combined Transamerica Strategic High Income (Pro Forma)
Class A
Year 1	$679	$667	$661
Year 3	$951	$938	$895
Year 5	$1,244	$1,229	$1,148
Year 10	$2,074	$2,054	$1,871

Class C
Year 1	$212	$200	$192
Year 3	$655	$631	$594
Year 5	$1,124	$1,088	$1,021
Year 10	$2,421	$2,354	$2,212
Class I
Year 1	$111	$99	$98
Year 3	$347	$341	$306
Year 5	$601	$602	$531
Year 10	$1,329	$1,350	$1,178

Class I2
Year 1	$101	$99	$80
Year 3	$315	$320	$249
Year 5	$547	$558	$433
Year 10	$1,213	$1,243	$966

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect a Fund’s performance. During the Target Fund’s most recent fiscal year ended October 31, 2015 the Fund turnover rate was 43% of the average value of the Target Fund. During the Destination Fund’s most recent fiscal year ended October 31, 2015, the Fund turnover rate was 77% of the average value of the Destination Fund.

Reasons for the Proposed Reorganization

At a meeting held on September 15-16, 2016, the Board of the Target Fund, including its Independent Trustees, unanimously voted to approve the proposed Reorganization of the Target Fund. In approving the Reorganization, the Board and the Independent Trustees determined that the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the existing shareholders of the Target Fund. The same Board oversees the Destination Fund, and both the full Board and the Independent Trustees also have unanimously determined that the Reorganization would be in the best interests of the Destination Fund and would not dilute the interests of the existing shareholders of the Destination Fund. The Board believes that the proposed Reorganization will be advantageous to the shareholders of each Fund. In determining whether to approve the Reorganization, the Trustees considered the potential impact of the proposed Reorganization on the Funds’ shareholders and a variety of related factors and considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant, including those set forth below. The Board based its determinations on such considerations, although the Board did not identify any consideration or particular information that was controlling of its determinations and each Trustee may have attributed different weights to the various factors considered.

General Considerations

•	The Trustees considered that TAM believes that the larger combined asset base resulting from the Reorganization will provide greater potential for efficiencies and economies of scale, including the potential for lower expenses and, for the Destination Fund, the ability to better diversify its holdings and effect larger portfolio transactions.

•	The Trustees considered that the Destination Fund has better relative performance relative to its peer group and the Target Fund, and better prospects for growth.

•	The Trustees considered that, while the Target Fund has more of a global focus, overall the investment objectives and strategies of the Target Fund and Destination Fund are similar.

•	The Trustees noted TAM’s belief that the Reorganization would eliminate redundancies in the Transamerica Funds product line, strengthening TAM’s ability to pursue investment and marketing opportunities.

•	The Trustees noted a decline in assets in the Target Fund which has raised concerns about the long-term business prospects and viability of the strategy of the Target Fund.

Fees and Expenses

•	The Trustees assessed the information that was provided in advance of the meeting of the Trustees regarding fees and expenses for the Funds involved in the Reorganization, as well as projected expense ratios of the Destination Fund following the Reorganization.

•	The Trustees considered that, based on the anticipated asset levels following the Reorganization, the Destination Fund’s effective management fee is expected to be the same as that of the Target Fund and that total expenses are expected to be lower for each share class.

•	The Trustees considered that TAM has contractually undertaken, through March 1, 2018, to waive fees and/or reimburse expenses on behalf of the Destination Fund to the extent that the total expenses of the share classes of the Destination Fund exceed certain operating levels. The Trustees noted that, while the expense caps for all share classes of the Destination Fund are slightly higher than the current expense caps of the Target Fund, the Target Fund’s acquired fund fees and expenses (which are excluded from the expense caps) are higher than the Destination Fund’s acquired fund fees and expenses, resulting in net annual operating expenses for the Destination Fund that are expected to be lower than the historical total expenses of the Target Fund.

•	The Trustees considered that, in light of the benefits expected to be received by the Target Fund as a result of the Reorganization, the expenses associated with the preparation, printing and mailing of any shareholder communications, including the Information Statement/Prospectus, and any regulatory filings in connection with the Reorganization would be borne by the Target Fund.

Tax

•	The Trustees considered that the Reorganization is not expected to result in the recognition of gain or loss for U.S. federal income tax purposes by the Destination Fund shareholders, the Target Fund shareholders, the Destination Fund or, in general, the Target Fund.

Investment Performance

•	The Trustees considered the relative investment performance of the Funds through June 30, 2016, and whether performance and investment flexibility have the potential to be enhanced if the assets of each Fund are combined.

•	The Trustees considered that the performance of the Destination Fund was better than that of the Target Fund for the 1-and 2- year periods ended June 30, 2016, as well as for the period since the Destination Fund’s inception.

Investment Program

•	The Trustees considered the investment objectives and policies of the Destination Fund and their compatibility with those of the Target Fund. In this regard, the Trustees noted that the assets of the Funds are managed in accordance with similar investment strategies.

Other Considerations

•	The Trustees considered the terms and conditions of the Agreement and Plan of Reorganization.

•	The Trustees took into consideration the fact that the Target Fund and Destination Fund have the same valuation policies and procedures and use the same pricing vendors.

CAPITALIZATION

The following table sets forth the capitalization of the Target Fund and the Destination Fund as of April 30, 2016 and the pro forma combined capitalization of the combined Destination Fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios used in the computation below. This is due to changes in the market value of the Fund securities of both Funds between April 30, 2016 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	Transamerica Income & Growth	Transamerica Strategic High Income	Pro Forma Adjustments	Combined
Net Assets
Class A	$36,838,932	$1,868,108	$(5,438)	$38,701,602
Class C	$69,427,737	$4,126,325	$(10,249)	$73,543,813
Class I	$30,350,296	$33,834,558	$(4,480)	$64,180,374
Class I2	$202,076,630	$10	$(29,833)	$202,046,807
Total Fund	$338,693,595	$39,829,001	$(50,000)	$378,472,596

Shares
Class A	3,955,043	191,701	(172,812)	3,973,932
Class C	7,486,010	424,772	(335,883)	7,574,899
Class I	3,252,248	3,472,513	(136,201)	6,588,560
Class I2	21,651,675	1	(447,412)	21,204,264

NAV
Class A	$9.31	$9.74	$(9.31)	$9.74
Class C	$9.27	$9.71	$(9.27)	$9.71
Class I	$9.33	$9.74	$(9.33)	$9.74
Class I2	$9.33	$9.53	$(9.33)	$9.53

It is impossible to predict with any certainty how many shares of the Destination Fund will actually be received and distributed by the Target Fund on the Closing Date. The foregoing table should not be relied upon to determine the amount of Destination Fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each Fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, a comparison of the fundamental investment policies of the Funds, how to buy, sell or exchange Fund shares, how each Fund values its securities, financial highlights information for each Fund and ownership of shares of the Funds, please see the sections below.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward its net capital losses from any taxable year that began after December 22, 2010 for an unlimited number of taxable years.

As of October 31, 2015, the Funds had the following unused capital loss carryforwards (which all arose in taxable years that began after December 22, 2010):

Fund	Total
Transamerica Income & Growth	$56,589,281
Transamerica Strategic High Income	$0

As of the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Destination Fund’s ability to use realized and unrealized losses of the Target and Destination Funds. In the taxable year of the Destination Fund in which the Reorganization occurs, the Destination Fund will be able to use carryforwards of the Target Fund’s capital losses (including from the Target Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Destination Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

Because shareholders of the Destination Fund are expected to own less than 50% of the Destination Fund immediately after the Reorganization, the Reorganization is expected to result in limitations on the Destination Fund’s ability, following the Reorganization, to use any capital loss carryforwards of the Destination Fund and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets at the time of the Reorganization. Capital losses in excess of the limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Destination Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the Internal Revenue Service (“IRS”) and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Destination Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Under certain circumstances, the Reorganization may result in limitations on the Destination Fund’s ability, following the Reorganization, to use any capital loss carryforwards of the Target Fund (including carryforwards generated in the tax year of the Target Fund ending on the date of the Reorganization) and potentially on the Destination Fund’s ability to use unrealized capital losses inherent in the tax basis of the assets acquired in the Reorganization. Capital losses in excess of the limitation may be carried forward indefinitely, subject to any other applicable limitations. The annual limitation on the use of those carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long–term tax–exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Destination Fund in which a Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

If the Destination Fund or Target Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of the Fund that has the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund involved in the Reorganization.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Fund, rather than only the shareholders of the Fund that incurred them. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Target Fund or Destination Fund (including, potentially, another reorganization). By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, than they otherwise would have if the Target Fund’s Reorganization did not occur.

Since the Reorganization is not expected to close until the close of business December 2, 2016, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each Fund to use these losses (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

PORTFOLIO SECURITIES

If the Reorganization is effected, TAM will analyze and evaluate the portfolio securities of the Target Fund being transferred to the Destination Fund. Consistent with the Destination Fund’s investment objective and investment strategies and policies, any restrictions imposed by the Code and in the best interests of the Destination Fund’s shareholders (including former shareholders of the corresponding Target Fund), TAM will influence the extent and duration to which the portfolio securities of the corresponding Target Fund will be maintained by the Destination Fund. It is possible that there may be dispositions of some of the portfolio securities of the Target Fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Destination Fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, the selling Fund’s other gains and losses, and the combined Destination Fund’s ability to use any available tax loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined Destination Fund which would ultimately be borne by the shareholders of the combined Destination Fund.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on December 2, 2016, but may occur on such other date as the parties may agree to in writing (the “Closing Date”).

•	On the Closing Date, the Target Fund will transfer all of its property and assets to the Destination Fund. In exchange, the Destination Fund will assume all of the liabilities of the Target Fund and issue shares, as described below.

•	The Destination Fund will issue a number of its Class A, Class C, Class I and Class I2 shares, as applicable, to the Target Fund having an aggregate net asset value equal to the aggregate net asset value of the Target Fund Class A, Class C, Class I and Class I2 shares, respectively.

•	Shares of the corresponding class of the Destination Fund will then be distributed on the Closing Date to the Target Fund’s shareholders in complete liquidation of the Target Fund in proportion to the relative net asset value of their holdings of the applicable class of shares of the Target Fund. Therefore, on the Closing Date, upon completion of the Reorganization, the Target Fund shareholder will hold shares of the corresponding class of the Destination Fund with the same aggregate net asset value as its holdings of the applicable class of shares of the Target Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of the Target Fund will be determined using the Target Fund’s valuation policies and procedures and the net asset value attributable to a class of shares of the Destination Fund will be determined using the Destination Fund’s valuation policies and procedures. The Fund assets of the Target Fund and the Destination Fund are valued using the same valuation policies and procedures.

•	The Target Fund will be terminated after the Closing Date.

•	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. Following the Reorganization, shareholders of the Target Fund will be subject to the fees and expenses of the Destination Fund.

•	Following the Reorganization, TAM will continue to act as investment adviser to the Destination Fund and TS&W will continue to serve as sub-adviser to the Destination Fund.

•	The exchange of Target Fund shares for Destination Fund shares in the Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by an exchanging shareholder. The Reorganization generally will not result in the recognition of gain or loss for federal income tax purposes by the Target Fund or Destination Fund.

Agreement and Plan of Reorganization

The Reorganization will be undertaken pursuant to the Plan substantially in the form attached as Exhibit A to this Information Statement/Prospectus, which is incorporated herein by this reference. The description of the Plan contained herein, which includes the material provisions of the Plan, is qualified in its entirety by the attached copy.

Determination of Net Asset Value. In the Reorganization, the Destination Fund will deliver to the Target Fund a number of full and fractional Destination Fund shares of each class with an aggregate net asset value equal to the net asset value of the Target Fund attributable to the corresponding class of the Target Fund’s shares. The net asset value per share of each class of the Destination Fund shall be computed using the Destination Fund’s valuation procedures and the net asset value per share of each class of the Target Fund shall be computed using the Target Fund’s valuation policies and procedures. The number of full and fractional Destination Fund shares shall be determined, with respect to each class, by dividing the value of the Target Fund’s net assets with respect to that class of the Target Fund’s shares by the net asset value of one share of the corresponding class of the Destination Fund’s shares (see Section 1.1 of the Plan attached as Exhibit A).

Conditions to Closing the Reorganization. The obligation of each Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including each Fund’s performance of all its obligations under the Plan, the receipt of certain documents and financial statements from the Target Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 6 and 7 of the Plan attached as Exhibit A).

The obligations of each Fund are subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the United States federal income tax consequences of the Reorganization (see Section 8.4 of the Plan attached as Exhibit A).

Termination of the Plan. The Board may terminate the Plan at any time before the Closing Date, if the Board believes that proceeding with the Plan is inadvisable with respect to the Target Fund or Destination Fund, respectively. Any such termination will be effective when communicated to the other party (see Section 12 of the Plan attached as Exhibit A).

Expenses of the Reorganization. The expenses incurred in connection with the Reorganization will be borne by the Target Fund, provided that expenses will be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a tax-free reorganization (see Section 10.2 of the Plan attached as Exhibit A)

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the Target Fund and the Destination Fund of an opinion from Morgan Lewis & Bockius LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•	The transfer of all of the Target Fund’s assets to the Destination Fund in exchange solely for (a) the issuance of the Destination Fund shares to the Target Fund and (b) the assumption of the Target Fund’s liabilities by the Destination Fund, followed by the distribution of the Destination Fund shares to the Target Fund shareholders in complete liquidation of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Destination Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Destination Fund upon receipt of the assets of the Target Fund solely in exchange for shares of the Destination Fund and the assumption by the Destination Fund of all of the liabilities of the Target Fund as part of the Reorganization;

•	The tax basis in the hands of the Destination Fund of the assets of the Target Fund transferred to the Destination Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund upon the transfer;

•	The holding period in the hands of the Destination Fund of each asset of the Target Fund transferred to the Destination Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the asset was held by the Target Fund (except where investment activities of the Destination Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Destination Fund in the Reorganization solely in exchange for the Destination Fund shares and the assumption by such Destination Fund of all of the liabilities of the Target Fund, or upon the distribution of the Destination Fund shares by the Target Fund to its shareholders in complete liquidation of the Target Fund, except for (1) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (2) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (3) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund’s taxable year or upon transfer of an asset regardless of whether the transfer would otherwise be a non-recognition transaction under the Code;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their shares of the Target Fund solely for the shares of the Destination Fund as part of the Reorganization;

•	The aggregate tax basis of the Destination Fund shares received by each shareholder of the Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor; and

•	Each Target Fund shareholder’s holding period for its Destination Fund shares received in the Reorganization will include the holding period for the shares of the Target Fund exchanged therefor, provided that the shareholder held the Target Fund shares as capital assets on the date of the exchange.

In rendering such opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of the Trust, made on behalf of the Target Fund and Destination Fund.

No tax ruling has been or will be received from the IRS in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, the Target Fund will declare and pay a dividend, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Target Fund shareholders all of the Target Fund’s net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for the taxable year ending on the Closing Date. The amount of such distribution to the shareholders of the Target Fund is estimated as of April 30, 2016, to be as set forth in the table below. Any amount actually distributed to the Target Fund’s shareholders immediately prior to the Reorganization may be higher or lower than the estimated amount set forth in the table below. Any such distribution generally will be taxable to the Target Fund shareholders.

Fund	Distribution Amount (per Share)
Transamerica Income & Growth	$0.0388

The foregoing discussion is very general. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign or non-income tax consequences of the Reorganization. You should consult your tax adviser for the particular tax consequences to you of the applicable transaction, including the applicability of any state, local or foreign tax laws.

FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

Each Fund has adopted certain fundamental investment policies that may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The following table lists the fundamental policies for the Target Fund and the Destination Fund. The Target Fund and Destination Fund have the same fundamental investment policies. For a more complete discussion of each Fund’s other investment policies and fundamental and non-fundamental investment restrictions, please see the Funds’ statement of additional information.

	Target Fund	Destination Fund
Borrowing	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Underwriting Securities	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Making Loans	The Fund may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Senior Securities	The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

Real Estate	The Fund may not purchase or sell real estate except as permitted by the 1940 Act.

Commodities	The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

Concentration of Investments	The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, as the relevant terms are used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Policies

The Target Fund and the Destination Fund have adopted the following non-fundamental policies, which may be changed by the Board of the Trust without shareholder approval.

1.    Illiquid investments

No fund may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

2.    Purchasing securities on margin

No fund may purchase securities on margin except to obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts and other derivative instruments shall not constitute purchasing securities on margin.

HOW TO CONTACT THE FUNDS

•	Customer Service: 1-888-233-4339

•	Internet: www.transamerica.com

•	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc.
330 W. 9th Street
Kansas City, MO 64105

OPENING AN ACCOUNT

Fill out the New Account Application, which is available on our website. Transamerica Funds requires all applications to include an investment representative or an approved broker-dealer of record. An approved broker-dealer is one that is providing services under a valid dealer sales agreement with the funds’ distributor. If you are an institutional entity or an employee of Transamerica and its affiliates that qualifies for Class I share purchases, Transamerica may not require a broker-dealer on your application at the time the account is established.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website at www.transamerica.com.

Federal regulations may require the fund to obtain, verify and record certain information from you and persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth (for an individual), permanent residential address or principal place of business and Social Security Number or Employer Identification Number. The fund may also ask to see other identifying documents. If you do not provide the information, the fund may not be able to open your account. Identifying information must be provided for each trader on an account. The fund may also place limits on account transactions while it is in the process of verifying your identity. If the fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the fund believes it has identified potentially criminal activity, the fund reserves the right to take action it deems appropriate or as required by law, which may include redeeming your shares and closing your account.

Minimum Investment

Class A and Class C Shares:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000	$50
IRA, Roth IRA or Coverdell ESA	$1,000	$50
Employer-sponsored Retirement Plans (includes 403(b), SEP and SIMPLE IRA plans)	$1,000	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000	$50
Payroll Deduction and Automatic Investment Plans	$500	$50	*

Class I Shares**:

Type of Account	Minimum Initial Investment (per fund account)	Minimum Subsequent Investment (per fund account)
Regular Accounts	$1,000,000	N/A
IRA, Roth IRA or Coverdell ESA	$1,000,000	N/A
Employer-sponsored Retirement Plans	Waived	N/A
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$1,000,000	N/A
Payroll Deduction and Automatic Investment Plans	$1,000,000	$50	*

*	Minimum monthly per fund account investment.

Note: Transamerica Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. Omnibus accounts maintained on behalf of certain 401(k) and other retirement plans are not subject to these account minimum requirements. The minimums may be waived for certain employer-sponsored retirement plans under which the employee limits his or her salary deferral purchase to one fund account. There are no minimums for “wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or Transamerica Capital, Inc., and for investments made by a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Code.

**	Class I shares are currently primarily offered for investment to institutional investors including, but not limited to, fee-based programs, qualified retirement plans, certain endowment plans and foundations and Directors, Trustees and employees of the funds’ affiliates. The minimum investment for Class I shares is $1,000,000 per fund account, but will be waived for certain investors, including wrap accounts or fee-based programs, qualified retirement plans, certain endowment plans and foundations, financial intermediaries that submit trades on behalf of underlying investors, shareholders who received Class I shares in the conversion of Class P shares to Class I shares on February 10, 2012, Directors, Trustees and officers of any Transamerica-sponsored funds, and employees of Transamerica and its affiliates.

Class I2 Shares:

Class I2 shares are currently primarily offered for investment in certain funds of funds, as well as other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted by check or via bank wire.

By Mail

•	Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

•	The dealer is responsible for opening your account and providing Transamerica Funds with your taxpayer identification number.

BUYING AND SELLING OF FUND SHARES

The following describes how shareholders may buy and sell shares of the Funds and how each Fund determines its net asset value.

Purchase and Redemption of Shares

Investors may purchase shares of the funds at the “offering price” of the shares, which is the net asset value per share (“NAV”) plus any applicable initial sales charge. Please note that purchase requests initiated through an automated service that exceed $50,000 per day may be rejected and must be submitted by check or via bank wire.

Purchasing

By Check

•	Make your check payable and send to Transamerica Fund Services, Inc.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica fund(s) in which you wish to invest. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

•	Transamerica Funds does not accept cash, money orders, traveler’s checks, credit card convenience checks, or starter checks without pre-printed information. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds. We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

•	If you are opening a new account, send your completed application along with your check.

By Automatic Investment Plan

With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.

By Internet

You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website at www.transamerica.com for information on how to establish an electronic bank link.

By Payroll Deduction

You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this option.

By Wire Transfer

You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

State Street Bank and Trust Company, Boston, MA, ABA#011000028

Credit: Transamerica Funds Acct #00418533

Ref: Shareholder name, Transamerica fund and account numbers.

Shares will be purchased at the next determined public offering price after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, in its discretion for any reason at any time, and is not obligated to provide notice before rejecting or canceling an order, including, but not limited to, any purchase under the exchange privilege and any purchase request that does not include an investment representative or an approved broker-dealer.

Selling Shares

Shares may be sold (or “redeemed”) on any day the New York Stock Exchange is open for business. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law.

If you have recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the fund is reasonably satisfied that the check or electronic funds transfer has cleared (which may take up to 10 calendar days). This delay may be avoided if you purchase shares by Federal Funds wire or certified check.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee for all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link..

Shares are redeemed at NAV, minus any applicable sales charge.

To request your redemption and receive payment by:

Direct Deposit – ACH

You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

You may request an expedited wire redemption in writing or by phone. The electronic bank link must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record:

Written Request – Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

Telephone or Internet Request

You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit – ACH or Check)

You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP, or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

You may redeem your shares through an authorized dealer (they may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject to:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request and original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for up to 10 calendar days from the date of purchase for funds to clear.

•	Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to original signature guarantee later in this prospectus.

Involuntary Redemptions

Each fund reserves the right, to the fullest extent permitted by law, to close your account if the account value falls below the fund’s minimum account balance, including solely due to declines in NAV, or you are deemed to engage in activities that are illegal (such as late trading) activity that is believed to be detrimental to the fund (such as market timing), or other potential criminal or fraudulent activity.

Exchanging Shares

•	You may request an exchange in writing, by phone, or by accessing your account through the internet.

•	You can exchange shares in one fund for shares in the same class of another fund.

•	Class A and Class C shares minimum exchange to a new fund account is $1,000. This minimum is reduced to $500 per fund account if you elect to establish an AIP and invest a minimum of $50 per month, per fund account. If you want to exchange between existing fund accounts, the required minimum will be $50 per fund account.

•	Class I shares minimum exchange to a new fund account is $1,000,000 per fund account but will be waived for certain investors as outlined within the Minimum Investment Section.

•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus for that fund carefully.

•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Funds will also carry over to this new fund unless otherwise instructed.

•	In certain circumstances, shares of one class of a fund may also be exchanged directly for shares of another class of the same fund, as described in the Statement of Additional Information.

•	Transamerica Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days’ written notice.

•	Transamerica Funds reserves the right to deny any exchange request involving transactions between classes of shares. Please review your individual circumstances with your financial professional.

•	The minimum exchange amount may be waived with respect to transactions in omnibus accounts maintained on behalf of certain 401(k) and other retirement plans.

Converting Shares

Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

If you hold Class A, Class C or Class I2 shares and are eligible to purchase Class I shares as described under the Minimum Investment section, you may be eligible to convert your Class A, Class C or Class I2 shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc., to permit or reject such a conversion. Please contact your financial adviser or Customer Service for conversion instructions.

A conversion between share classes of the same fund is a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Choosing A Share Class

Individual investors can generally invest in Class A and Class C shares. The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and/or plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class C shares if you plan to invest for a period of less than 5 years.

Transamerica Funds may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

Class A Shares – Front Load

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)

There are 12b-1 distribution and service fees of up to 0.25% per year.

If you are investing $1 million or more in a Transamerica Fund, you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Code with assets of $1 million or more and whose accounts are held through an omnibus or plan level arrangement, or through a “wrap” account or fee-based program for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI and did not receive an upfront commission (finder’s fee) the CDSC may be waived. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.

Sales charge (“load”) waivers may be available for eligible purchases made through financial intermediaries that offer Transamerica Funds Class A shares on a load-waived basis to certain investors in accordance with the intermediary’s policies and procedures. Sales charge waivers may also be available for certain employee benefits or retirement plans, other than employee benefits or retirement plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed.

Whether a sales charge waiver is available depends upon the policies and procedures of your brokerage firm or intermediary. Purchasers must notify their financial intermediary if they believe they are eligible for a discount or waiver before the placement of an order, and provide information requested by the financial intermediary. Not all financial intermediaries that sell the funds may offer any or all of the discounts or waivers. See the section Waivers and/or Reductions of Charges for further details.

Class C Shares – Level Load

With Class C shares, you pay no initial sales charge. You will pay a 1.00% CDSC if shares are redeemed during the first 12 months. There are 12b-1 distribution and service fees of up to 1.00% per year.

The maximum purchase order in Class C shares is $999,999.99.

Contingent Deferred Sales Charge

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. Transamerica Funds will always use the first in, first out method to fulfill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

Waivers and/or Reductions of Charges

Class A Charge Reductions

You can lower the sales charge percentage in the following ways:

•	Substantial investments receive lower sales charge rates.

•	The “rights of accumulation” allows you, your spouse and children under age 21 to include the value of your existing holdings in any class of shares of the Transamerica Funds to determine your Class A charge. Breakpoints are derived from the daily NAV at the market close, the current combined NAV value at the time of the purchase and the gross amount of the new purchase.

•	A Letter of Intent (“LOI”) allows you, your spouse and children under age 21 to count all share investments, up to a maximum of $1 million, in a Transamerica fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges on your Class A investments. The 13 month period will begin on the date of your first purchase following the execution of your LOI. The market value of your existing holdings eligible to be aggregated as of the trading day immediately before the start of your LOI period will be credited toward satisfying your LOI. Purchases made at NAV after the establishment of your LOI (as a result of another waiver or sales charge reduction) shall not count toward meeting the amount stated in your LOI. Transamerica Funds will reserve a portion of your shares to cover any additional sales charge that may apply if your LOI amount is not met.

•	By investing as part of a qualified group. An individual who is a member of a qualified group may purchase Class A shares at the reduced sales charge applicable to that group as a whole. A “qualified group” is one which has at least ten members; has been in existence for at least six months; has some purpose in addition to the purchase of mutual fund shares at a discount; has agreed to include fund sales publications in mailings to members; has arrangements made for access to the group which are satisfactory to Transamerica Funds’ transfer agent; has arrangements satisfactory to Transamerica Funds’ transfer agent established for verification that the group meets these requirements; and the group’s sole organizational nexus or connection is not that the members are credit card holders of a company, policy holders of an insurance company, customers of a bank or a broker-dealer, clients of an investment manager or security holders of a company. Transamerica Funds reserves the right to waive the requirement that the group continue to meet the minimum membership requirement or the requirement that an investor continues to belong to the group in order to qualify for lower sales charges (but not to waive either of these requirements initially). To establish a group purchase program, both the group itself and each participant must complete an application. Please contact Customer Service (1-888-233-4339) for further information and assistance. Qualified group accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the qualified group.

•	By investing in a SIMPLE IRA plan held by Transamerica Fund Services, Inc. with State Street Bank as custodian, you and all plan participants will receive a reduced sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted toward a sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan.

•	Your Class I share investments may count toward a reduction of sales charge paid on Class A shares. You may be able to lower the sales charge percentage on Class A by requesting “rights of accumulation” or a “letter of intent”. If you would like to add one of these features to your Class A share account, please contact Customer Service.

Waiver of Class A Initial Sales Charges

•	Class A shares may be purchased without a sales charge by:

•	Current and former trustees, directors, officers, and employees of Transamerica Funds and its affiliates; employees of Transamerica Funds sub-advisers; sales representatives and employees of dealers having a sales agreement with Transamerica Funds’ distributor, TCI; and any family members thereof;

•	Any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons;

•	“Wrap” accounts for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI;

•	Employer-sponsored retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code with assets of $1 million or more and whose accounts are held through an Omnibus or plan level arrangement;

•	Retirement plans described in Section 401(a), 401(k), 401(m), 403(b), or 457 of the Internal Revenue Code whose accounts are held through an Omnibus or plan level arrangement that purchased Class A shares without a sales charge prior to August 31, 2007;

•	Other retirement plans that purchased Class A shares without a sales charge prior to April 28, 2006;

•	Other retirement plans whose accounts are held through an arrangement with Morgan Stanley & Co. Incorporated;

•	Other retirement plans whose accounts are held through an arrangement with Ascensus (formerly BISYS Retirement);

•	Other retirement plans whose accounts are held through an arrangement with Sammons Financial NetworkSM LLC.

•	Other retirement plans, non-qualified brokerage accounts, and other accounts that are opened through an arrangement with Transamerica Retirement Advisors, Inc., Transamerica Retirement Solutions Corporation, Transamerica Investors Securities Corporation or Clark Consulting, LLC;

•	Other individual retirement accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Transamerica Advisors Life Insurance Company and Transamerica Financial Life Insurance Company; and

•	Certain financial intermediaries who have entered into an agreement with Transamerica Capital, Inc. to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Investments by the retirement plan accounts mentioned above are not eligible to be counted under a rights of accumulation or letter of intent sales charge reduction or waiver with accounts other than accounts in the retirement plan.

Any person listed above (including retirement plan accounts and retirement plans) who requests a waiver of sales charges must provide adequate information to his/her broker-dealer or other financial intermediary or the funds’ distributor to substantiate such request.

Persons eligible to buy Class A shares at NAV may not impose a sales charge when they re-sell those shares.

Waiver of Class A and Class C Contingent Deferred Sales Charges

You will not be assessed a sales charge in the following situations:

•	Following the death of the shareholder on redemptions from the deceased person’s account only. If this deceased person’s account is re-registered to another name, sales charges would continue to apply to this new account. The transfer agent will require satisfactory proof of death before it determines to waive the CDSC fee.

•	Following the total disability of the shareholder (as determined by the Social Security Administration — applies only to shares held at the time the disability is determined). The transfer agent will require satisfactory proof of disability before it determines to waive the CDSC fee.

•	On redemptions made under Transamerica Funds’ systematic withdrawal plan (may not exceed an annualized 12% of the account value per fund on the day the systematic withdrawal plan was established).

•	If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

For clients of broker-dealers that redeem Class C shares for which the selling broker-dealer was not paid an up-front commission by TCI.

Information on sales charge reductions and/or waivers can also be found (free of charge) on the Transamerica Funds website at www.transamerica.com.

Features and Policies

Customer Service

Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamerica.com.

You may also send instructions by mail, by fax, or by using our automated phone system at 1-888-233-4339.

Uncashed Checks Issued on Your Account

If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the NAV next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In case we are unable to reinvest check proceeds in the original funds that you held, for example, if a fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in Transamerica Government Money Market.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Funds generally provides a 60-day notification to the address of record prior to assessing a minimum fund account fee, or closing any fund account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance (per fund account)	Fee Assessment (per fund account)
If your balance is below $1,000 per fund account, including solely due to declines in NAV	$25 annual fee assessed, until balance reaches $1,000

No fees will be charged on:

•	accounts opened within the preceding 12 months

•	accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

•	accounts owned by an individual that, when combined by Social Security Number, have a balance of $5,000 or more

•	accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•	accounts for which Transamerica Funds in its discretion has waived the minimum account balance requirements

•	UTMA/UGMA accounts (held at Transamerica Funds)

•	State Street Custodial Accounts (held at Transamerica Funds)

•	Coverdell ESA accounts (held at Transamerica Funds)

•	Omnibus and Network Level 3 accounts

•	B share accounts whose shares have started to convert to A share accounts (as long as combined value of both accounts is at least $1,000)

While there is currently no minimum account size for maintaining a Class I share account, the funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Telephone Transactions

Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’ value per Social Security Number is more than $50,000.

An A share account that holds shares converted from a B-share account shall be considered as part of the original B share account for purposes of this fee.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange.

•	An original signature guarantee is typically required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Funds’ account holder’s name does not appear on the check.

•	Transactions requiring supporting legal documentation.

The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Note: For certain maintenance and non-financial requests, Transamerica Funds requires a Signature Validation Program Stamp for your protection. When an institution provides a Signature Validation Program Stamp, it assures Transamerica Funds that the signature and instructions are yours and that you have the authority to provide the instruction(s) contained within the request. A notary’s seal cannot serve as an alternative to a Signature Validation Program Stamp.

Electronic Signatures

Transamerica may accept electronic signatures in certain circumstances. Please contact Customer Service (1-888-233-4339) to see if you are eligible for this feature.

Paperless Legal Program

Transamerica may accept requests to transfer or redeem accounts having an original signature guarantee without the necessity to include additional legal documentation. The shareholder should contact their signature guarantor regarding all documentation that may be required to obtain an original signature guarantee.

Employer Sponsored Accounts

If you participate in an employer sponsored retirement plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be use to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-Mail Communication

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via e-mail. For your protection, we ask that all account specific requests be submitted only via telephone, mail or through the secure link on our website.

Reinvestment Privilege (Does not apply to Class I shares)

Within a 90-day period after you sell your shares, you have the right to “reinvest” your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. To take advantage of the 90-day reinvestment privilege, a written request must accompany your investment check.

Statements and Reports

Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of the prior year’s income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

eDelivery

By enrolling in eDelivery, you are notified via e-mail when shareholder documents are available for viewing on our website such as account statements, financial transaction confirmations, prospectuses, tax forms, and annual and semi-annual reports. With eDelivery, you can save time by receiving e-mail notifications days before documents might be received through the postal service; reduce clutter by reducing the amount of paper for filing, shredding, or recycling; lower environmental impact by cutting paper waste and transportation requirements; and enjoy added security by accessing your information electronically through our secure website link.

Once your account is established, visit our website at www.transamerica.com. Click on Resources, and select Individual Investor. When you have logged into your account, select the “Electronic Delivery” option and follow the simple enrollment steps provided.

Right to Terminate or Suspend Account Privileges

The fund may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policy described in this prospectus. As part of the fund’s policy to detect and deter frequent purchases, redemptions and exchanges, the fund may review and consider the history of frequent trading activity in all accounts in the Transamerica Funds known to be under common ownership or control. The fund may send a written warning to a shareholder that it believes may be engaging in disruptive or excessive trading activity; however, the fund reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the fund determines, in the exercise of its discretion, has engaged in such trading activity.

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares may disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, a fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

The Board of Trustees has approved policies and procedures that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares. If you intend to engage in such practices, we request that you do not purchase shares of any of the funds. Each fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the fund reasonably believes to be in connection with market timing or excessive trading.

While the funds discourage market timing and excessive short-term trading, the funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements.

The funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by the capabilities of operational and information systems. Due to the risk that the funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Reallocations in underlying series of Transamerica Funds by an Asset Allocation Fund that invests in other series of Transamerica Funds in furtherance of a fund’s objective are not considered to be market timing or excessive trading.

Additional Information

The funds’ prospectus and SAI provide information concerning the funds that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Each fund’s investment objective may be changed by the Board without shareholder approval. Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the funds’ prospectus or SAI.

A fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities suggested by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Neither the funds’ prospectus nor SAI is intended to give rise to any contract rights or other rights of any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

The funds enter into contractual arrangements with various parties, including the funds’ investment manager, who provides services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of those contractual arrangements.

To the extent authorized by law, the funds reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for customers, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Request in Good Order

We cannot process your requests for transactions relating to the funds until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the transaction amount (in dollars, shares or percentage terms); the names, fund and account number(s) and allocations to and/or from the fund accounts affected by the requested transaction; the signatures of all owners (exactly as registered on the account) if necessary; Social Security Number or taxpayer identification number; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents and signature guarantees. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect any purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. “Received” or receipt in good order generally means that everything necessary must be received by the funds, at our mailing address specified in this prospectus. We reserve the right to reject electronic transactions that do not meet our requirements.

Pricing of Shares

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV, plus any applicable sales charge, that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the fund, an authorized intermediary, or the mail processing center located in Kansas City, Missouri.

When Share Price Is Determined

The NAV of all funds (or class thereof) is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a fund does not price its shares (therefore, the value of a fund’s foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds). These securities will be valued pursuant to the funds’ Pricing and Valuation procedures for such securities.

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day (plus any applicable sales charges). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

How NAV Is Calculated

The NAV of each fund (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the fund (or class) that are then outstanding.

The Board has approved procedures to be used to value the funds’ securities for purposes of determining the funds’ NAV. The valuation of the securities of the funds is determined in good faith by or under the direction of the Board. While the Board has primary responsibility to shareholders for valuation of portfolio securities, the Board has delegated certain valuation functions for the funds to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Fund securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the last bid price. The market price for debt obligations is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the NAV reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board. The Board reviews all fair value determinations typically at its regularly scheduled meetings. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with the funds’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV.

Disclosure of Portfolio Holdings

A detailed description of each fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the funds’ SAI and on the Transamerica Funds website at www.transamerica.com.

ADDITIONAL INFORMATION ABOUT THE DESTINATION FUND

Investment Manager

Transamerica Asset Management, Inc. (“TAM”), located at 1801 California Street, Suite 5200, Denver, Colorado 80202, serves as investment manager for Transamerica Funds. TAM provides continuous and regular investment advisory services to the funds. For each of the funds, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each fund’s sub-adviser. In acting as a manager of managers,

TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the funds and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to each fund. More information on the investment management services rendered by TAM is included in the funds’ SAI. TAM is paid investment management fees for its service as investment manager to each fund. These fees are calculated on the average daily net assets of each fund.

TAM has been a registered investment adviser since 1996. As of December 31, 2015, TAM has approximately $74 billion in total assets under management.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Funds and TAM may rely on an Order from the SEC (Release IC- 23379 dated August 5, 1998) that permits Transamerica Funds and TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

Pursuant to the Order, each fund has agreed to provide certain information about new sub-advisers and new sub-advisory agreements to its shareholders.

A discussion regarding the basis of the Board’s most recent approval of the advisory arrangements with TAM will be available in the funds’ annual report for the fiscal year ended October 31, 2016.

Sub-Adviser

Thompson, Siegel & Walmsley LLC (“TS&W”), 6806 Paragon Place, Suite 300, Richmond, VA 23230, will continue to serve as sub-adviser to the Destination Fund (the “Sub-Adviser”). TS&W has been a registered investment adviser since 1970. As of December 31, 2015, TS&W had approximately $14.5 billion in total assets under management.

A discussion regarding the basis of the Board’s most recent approval of the sub-advisory arrangement with TS&W will be available in the funds’ annual report for the fiscal year ended October 31, 2016.

Distribution of Shares

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Distribution Plan

Each fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940 (the “Plan”) for each class of shares (except Class I and Class I2 Shares)

The Plan permits the use of fund assets to pay distribution and service fees for the sale and distribution of its shares. These fees are used to pay TCI, broker-dealers, financial intermediaries and other professionals who sell fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses.

Under the Plan, each fund pays the following distribution and service fees (as a percentage of the fund’s average daily net assets):

•	Class A Shares – Up to 0.25%

•	Class C Shares – Up to 1.00%

Because these fees are paid out of each fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Even though Class B and C shares do not carry up-front sales loads, the higher distribution and service fees payable by those shares under the Rule 12b-1 Plan, may over time, be higher than the total fees paid by owners of Class A shares.

Other Distribution and Service Arrangements

TCI, TAM and their affiliates may enter into arrangements with affiliated entities that provide administrative, recordkeeping and other services with respect to one or more of the funds. Payment for these services is made by TCI, TAM and their affiliates out of past profits and other available sources and may take the form of internal credit, recognition or cash payments. TCI, TAM and their affiliates may also enter into similar arrangements with unaffiliated entities.

TCI engages in wholesaling activities designed to support, maintain, and increase the number of financial intermediaries who sell shares of the funds. Wholesaling activities include, but are not limited to, recommending and promoting, directly or through intermediaries, the funds to financial intermediaries and providing sales training, retail broker support and other services. Payment for these activities is made by TCI, TAM and their affiliates out of past profits and other available sources, including revenue sharing payments from others.

TCI (in connection with, or in addition to, wholesaling services), TAM and fund sub-advisers, directly or through TCI, out of their past profits and other available sources, typically provide cash payments or non-cash compensation to unaffiliated brokers and other financial intermediaries who have sold shares of the funds, promote the distribution of the funds or render investor services to fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 Plan fees, service fees and other fees that may be paid, directly or indirectly, to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. The amount of revenue sharing payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related distribution or shareholder servicing activities. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend the funds, at least in part, based on the level of compensation paid. Revenue sharing arrangements are separately negotiated. Revenue sharing payments are not an additional charge to the funds.

Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the funds and/or fund shareholders, including (without limitation) shareholder servicing, marketing support and/or access to meetings and/or events, sales representatives and management representatives of the broker or other financial intermediaries. Cash compensation may also be paid to brokers and other financial intermediaries for inclusion of a fund on a sales list or mutual fund trading platform, including a preferred or select sales list or trading platform, in other sales programs, or as an expense reimbursement or compensation in cases where the broker or other financial intermediary provides services to fund shareholders. To the extent permitted by applicable law, TCI and other parties may pay or allow other incentives and compensation to brokers and other financial intermediaries. TCI, TAM and the other parties making these payments generally assess the advisability of continuing making these payments periodically.

These cash payments may take a variety of forms, including (without limitation) reimbursement of ticket charges, additional compensation based on sales, on-going fees for shareholder servicing and maintenance of investor accounts, and finder’s fees that vary depending on the fund or share class and the dollar amount of shares sold. Revenue sharing payments can be calculated: (i) as a percentage of gross or net sales for a particular period; (ii) as a percentage of gross or net assets under management; (iii) as a fixed or negotiated flat fee dollar amount; or (iv) based on a combination of any of these methods. These payments are made on a periodic basis, such as monthly or quarterly. During 2014, in general, payments calculated as a percentage of sales ranged from 5 basis points (0.05%) to 45 basis points (0.45%), payments calculated as a percentage of assets under management ranged from 2.5 basis points (0.025%) to 20 basis points (0.20%), and flat annual fees ranged from $25,000 to $75,000, which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2015, TCI had revenue sharing agreements with more than 32 brokers and other financial intermediaries including, without limitation: Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Bank of America – Merrill Lynch; Centaurus Financial, Inc.; Cetera Financial Group; Charles Schwab; Morgan Stanley Wealth Management; Fifth Third Securities; Hantz Financial Services, Inc.; J.P. Morgan Securities; LPL Financial; National Financial Services; PNC Investments; Pershing LLC; Raymond James and Associates; Raymond James Financial Services; Suntrust Investments Services; Transamerica Financial Advisors; UBS Financial Services; US Bancorp Investments, Inc.; and Wells Fargo Advisors, LLC. For the calendar year ended December 31, 2015, TCI paid approximately $11 million to various brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2016, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

For the same period, TCI received revenue sharing payments totaling approximately $1.12 million from various financial services firms for their participation in functions, events and meetings sponsored by TCI, including, without limitation, the following firms: American Century; American Funds Insurance Series; AQR Capital Management LLC; Aegon USA Investment Management, LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Bell Haven Investments L.P.; BlackRock Financial Management, LLC; Fidelity; Franklin Templeton; Janus Capital Management LLC; Jennison Associates LLC; J.P. Morgan Asset Management; Kayne Anderson Capital Advisors, L.P.; Legg Mason Global Asset Allocation, LLC; Logan Circle Partners LP; MainStay Investments; MFS Investments Management; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management, Morningstar Associates LLC;OppenheimerFunds, Inc.; Pacific Investment Management Company LLC, PineBridge Investments LLC; Pioneer Investments; Ridgeworth; Rockefeller & CO, Inc.; RS Investments; Schroder Investment Management; Systematic Financial Management L.P.; Torray LLC; Thompson, Siegel & Walmsley LLC; Vanguard; Waddell and Reed Companies; and Wellington Management Company LLP.

As of December 31, 2015, TAM made revenue sharing payments to approximately 3 financial intermediaries, the most sizeable of which were to Universal Life Insurance Company. For the same period, TAM did not receive any revenue sharing payments from financial services firms.

TAM also serves as investment adviser to certain funds of funds that are underlying investment options for Transamerica insurance products. TCI and its affiliates make revenue sharing payments to, or receive revenue sharing payments from, affiliates of certain underlying unaffiliated funds within Transamerica insurance products for the provision of services to investors and distribution activities. These amounts are in addition to any revenue sharing programs described above with respect to mutual fund distributors. A financial intermediary may receive both mutual fund-related and insurance-related revenue sharing payments.

In addition, while TCI typically pays most of the sales charge applicable to the sale of fund shares to brokers and other financial intermediaries through which purchases are made, TCI may, on occasion, pay the entire sales charge. (Additional information about payments of sales charges to brokers is available in the section titled “Dealer Reallowances” of the SAI.)

As of the date of this filing, TAM has agreed to pay Universal Life Insurance Company (“Universal Life”) a fee equal, on an annual basis, to 0.25% of the average daily net assets attributable to investments by Universal Life’s separate accounts in the Class I2 shares of the funds for administrative and other services provided or procured by Universal Life in connection with such investments in the funds. Investors may be able to obtain more information about these arrangements from the financial intermediaries.

From time to time, TCI, its affiliates and/or TAM and/or fund sub-advisers may also, to the extent permitted by applicable law, pay non-cash compensation or revenue sharing to brokers and other financial intermediaries and their sales representatives in the form of, for example: (i) occasional gifts or prizes; (ii) occasional meals, tickets or other entertainment; and/or (iii) ad hoc sponsorship support of broker marketing events, programs, sales contests, promotions or other activities. Such non-cash compensation may also include, in part, assistance with the costs and expenses associated with travel, lodging, and educational sales and promotional meetings, seminars, programs and conferences, entertainment and meals to the extent permitted by law. TCI and TAM may also make payments in connection with the sponsorship by Transamerica or its affiliates of special events which may be attended by brokers and other financial intermediaries. Such non-cash compensation is in addition to the overall revenue sharing arrangements described above.

The non-cash compensation to sales representatives and compensation or reimbursement received by brokers and other financial intermediaries through sales charges, other fees payable from the funds, and/or revenue sharing arrangements for selling shares of the funds may be more or less than the overall compensation or reimbursement on similar or other products and may influence your broker or other financial intermediary to present and recommend the funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information. Intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in this prospectus and the SAI. A shareholder should ask his/her broker or financial intermediary how he/she will be compensated for investments made in the funds. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit TAM, TCI and their affiliates and fund sub-advisers to the extent the payments result in more assets being invested in the funds on which fees are being charged.

Although a fund may use financial firms that sell fund shares to effect transactions for the fund’s portfolio, the fund and its investment adviser or sub-adviser will not consider the sale of fund shares as a factor when choosing financial firms to effect those transactions.

Class I shares of the funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with Transamerica Funds on behalf of their customers. Service agents may impose additional or different conditions than Transamerica Funds on purchases, redemptions or exchanges of fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees or other amounts in connection with purchases, sales and redemptions of fund shares in addition to any fees charged by Transamerica Funds. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom Transamerica Funds may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize TAM’s investment advisory services or invest in the funds or in other products sponsored by TAM and its affiliates.

Dividends and Distributions

The Destination Fund intends to distribute all or substantially all of its net investment income and net capital gains, if any, to its shareholders each year. Dividends will be reinvested in additional shares unless you elect to take your dividends in cash. The Destination Fund generally pays any distributions of net capital gains annually. The Destination Fund generally pays any dividends from net investment income monthly.

If necessary, the Destination Fund may make distributions at other times as well.

Taxes

Taxes on Distributions in General

The Destination Fund will not generally have to pay income tax on amounts it distributes to shareholders. Shareholders will generally be taxed on distributions, whether such distributions are paid in cash or reinvested in additional shares.

The following are guidelines for how certain distributions by the Destination Fund are generally taxed to non-corporate shareholders under current federal income tax law:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed as long-term capital gains, generally at rates of up to 20%, regardless of how long the shareholders have held their shares.

•	Distributions reported as paid from the Destination Fund’s “qualified dividend income” may be taxable to shareholders as qualified dividend income at rates of up to 20%. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Destination Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A shareholder (and the fund in which the shareholder invests) will have to satisfy certain holding period requirements in order for the shareholder to obtain the benefit of the tax rates applicable to qualified dividend income.

•	Distributions in excess of the Destination Fund’s earnings and profits will, as to each shareholder, be treated as a return of capital to the extent of the shareholder’s basis in his or her fund shares, and as a capital gain thereafter (assuming the shareholder holds the shares as capital assets). A distribution treated as a return of capital will not be taxable currently but will reduce the shareholder’s tax basis in his or her shares, which will generally increase the gain (or decrease the loss) that will be recognized on a subsequent sale or exchange of the shares.

•	Other distributions generally will be taxed at ordinary income tax rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates or trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If the Destination Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in the following January, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

The Destination Fund will send you a tax report annually summarizing the amount and tax aspects of your distributions. If you buy shares of the Destination Fund shortly before it makes a taxable distribution, the distribution will be generally taxable to you even though it may effectively represent a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules, and tax-deferred account investors should therefore consult their tax advisers regarding their investments in a tax-deferred account.

Taxes on Sale or Exchange of Shares

If you sell shares of the Destination Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which will generally be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will generally be a short-term capital gain or loss.

Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price, on the price at which any dividends may have been reinvested, and on the amount of any distributions treated as returns of capital for federal income tax purposes, you should be sure to keep account statements so that you or your tax return preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

A fund in which you invest may be required to apply backup withholding of U.S. federal income tax on all distributions payable to you (including exempt-interest dividends) if you fail to provide the funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

The backup withholding rate is 28%. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax applicable to shareholders that are not U.S. persons.

Non-Residential Alien Withholding

Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The 30% withholding described in this paragraph will not be imposed on any dividends reported as interest-related dividends or as short-term capital gain dividends. The Destination Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty.

If you are a Non-U.S. person, you must provide a U.S. mailing address to establish an account unless your broker-dealer firm submits your account through the National Securities Clearing Corporation. Your broker-dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker-dealer and returned to us before future purchases can be accepted. Additionally, those shareholders will need to provide an appropriate tax form (e.g., Form W-8BEN) and documentary evidence and letter of explanation.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the Destination Fund. More information is provided in the SAI of the Destination Fund. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Destination Fund.

FINANCIAL HIGHLIGHTS

The Financial Highlights are intended to help you understand a fund’s performance for the past five years or since its inception if less than five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the fund for the period shown, assuming reinvestment of all dividends and distributions. Information has been derived from financial statements audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, whose report, along with the fund’s financial statements, is included in the October 31, 2015 Annual Report, which is available to you upon request.

The financial highlights for the fiscal period ended April 30, 2016 are unaudited.

For a share outstanding during the period and years indicated:

	Transamerica Income & Growth
	Class A
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$9.59		$10.85	$11.04	$10.00

Investment operations:
Net investment income (loss)(B)	0.20		0.40	0.65	0.40
Net realized and unrealized gain (loss)	(0.32)		(1.26)	(0.30)	1.03

Total investment operations	(0.12)		(0.86)	0.35	1.43

Distributions:
Net investment income	(0.16)		(0.33)	(0.43)	(0.30)
Return of capital	—		(0.07)	(0.11)	(0.09)

Total distributions	(0.16)		(0.40)	(0.54)	(0.39)

Net asset value, end of period/year	$9.31		$9.59	$10.85	$11.04

Total return(C)	(1.23	)%(D)	(8.04)%	3.29%	14.55%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$36,839		$50,236	$70,223	$43,345
Expenses to average net assets	1.18	%(E)	1.10%	1.10%	1.19%
Net investment income (loss) to average net assets	4.41	%(E)	3.85%	5.29%	3.73%
Portfolio turnover rate	33	%(D)	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Transamerica Income & Growth
	Class C
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$9.55		$10.80	$11.00	$10.00

Investment operations:
Net investment income (loss)(B)	0.17		0.32	0.56	0.32
Net realized and unrealized gain (loss)	(0.33)		(1.24)	(0.29)	1.02

Total investment operations	(0.16)		(0.92)	0.27	1.34

Distributions:
Net investment income	(0.12)		(0.27)	(0.38)	(0.26)
Return of capital	—		(0.06)	(0.09)	(0.08)

Total distributions	(0.12)		(0.33)	(0.47)	(0.34)

Net asset value, end of period/year	$9.27		$9.55	$10.80	$11.00

Total return(C)	(1.62	)%(D)	(8.66)%	2.55%	13.67%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$69,428		$90,638	$93,062	$40,924
Expenses to average net assets	1.92	%(E)	1.84%	1.84%	1.88%
Net investment income (loss) to average net assets	3.70	%(E)	3.06%	5.16%	3.05%
Portfolio turnover rate	33	%(D)	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of a sales load on an initial purchase.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Transamerica Income & Growth Class I
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$9.61		$10.87	$11.06	$10.00

Investment operations:
Net investment income (loss)(B)	0.21		0.43	0.65	0.48
Net realized and unrealized gain (loss)	(0.32)		(1.26)	(0.27)	0.98

Total investment operations	(0.11)		(0.83)	0.38	1.46

Distributions:
Net investment income	(0.17)		(0.35)	(0.46)	(0.31)
Return of capital	—		(0.08)	(0.11)	(0.09)

Total distributions	(0.17)		(0.43)	(0.57)	(0.40)

Net asset value, end of period/year	$9.33		$9.61	$10.87	$11.06

Total return	(1.10	)%(C)	(7.88)%	3.54%	14.86%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$30,350		$49,136	$72,556	$27,139
Expenses to average net assets	0.90	%(D)	0.85%	0.85%	0.90%
Net investment income (loss) to average net assets	4.64	%(D)	4.12%	5.94%	4.55%
Portfolio turnover rate	33	%(C)	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Transamerica Income & Growth Class I2
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014	October 31, 2013(A)
Net asset value, beginning of period/year	$9.61		$10.87	$11.06	$10.00

Investment operations:
Net investment income (loss)(B)	0.22		0.44	0.65	0.51
Net realized and unrealized gain (loss)	(0.32)		(1.26)	(0.26)	0.95

Total investment operations	(0.10)		(0.82)	0.39	1.46

Distributions:
Net investment income	(0.18)		(0.36)	(0.47)	(0.31)
Return of capital	—		(0.08)	(0.11)	(0.09)

Total distributions	(0.18)		(0.44)	(0.58)	(0.40)

Net asset value, end of period/year	$9.33		$9.61	$10.87	$11.06

Total return	(1.04	)%(C)	(7.69)%	3.63%	14.95%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$202,077		$361,856	$657,773	$359,440
Expenses to average net assets	0.80	%(D)	0.75%	0.75%	0.79%
Net investment income (loss) to average net assets	4.76	%(D)	4.16%	5.95%	4.81%
Portfolio turnover rate	33	%(C)	43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the periods and year indicated:

	Transamerica Strategic High Income Class A
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.97		$10.30	$10.00

Investment operations:
Net investment income (loss)(B)(C)	0.17		0.37	0.24
Net realized and unrealized gain (loss)	(0.19)		(0.20)	0.26

Total investment operations	(0.02)		0.17	0.50

Distributions:
Net investment income	(0.17)		(0.39)	(0.20)
Net realized gains	(0.04)		(0.11)	—

Total distributions	(0.21)		(0.50)	(0.20)

Net asset value, end of period/year	$9.74		$9.97	$10.30

Total return(D)	(0.18	)%(E)	1.60%	4.99	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,868		$1,600	$1,200
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	1.30	%(G)	1.31%	1.40	%(G)
Including waiver and/or reimbursement and recapture	1.20	%(G)	1.20%	1.20	%(G)
Net investment income (loss) to average net assets(C)	3.65	%(G)	3.67%	3.43	%(G)
Portfolio turnover rate(H)	26	%(E)	77%	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods and year indicated:

	Transamerica Strategic High Income Class C
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.94		$10.29	$10.00

Investment operations:
Net investment income (loss)(B)(C)	0.14		0.28	0.18
Net realized and unrealized gain (loss)	(0.19)		(0.20)	0.26

Total investment operations	(0.05)		0.08	0.44

Distributions:
Net investment income	(0.14)		(0.32)	(0.15)
Net realized gains	(0.04)		(0.11)	—

Total distributions	(0.18)		(0.43)	(0.15)

Net asset value, end of period/year	$9.71		$9.94	$10.29

Total return(D)	(0.50	)%(E)	0.78%	4.46	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,126		$3,024	$1,073
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	2.02	%(G)	2.01%	2.14	%(G)
Including waiver and/or reimbursement and recapture	1.95	%(G)	1.95%	1.95	%(G)
Net investment income (loss) to average net assets(C)	2.88	%(G)	2.78%	2.66	%(G)
Portfolio turnover rate(H)	26	%(E)	77%	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of a sales load on an initial purchase.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods and year indicated:

	Transamerica Strategic High Income Class I
	April 30, 2016 (unaudited)		October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.97		$10.31	$10.00

Investment operations:
Net investment income (loss)(B)(C)	0.19		0.40	0.26
Net realized and unrealized gain (loss)	(0.20)		(0.22)	0.26

Total investment operations	(0.01)		0.18	0.52

Distributions:
Net investment income	(0.18)		(0.41)	(0.21)
Net realized gains	(0.04)		(0.11)	—

Total distributions	(0.22)		(0.52)	(0.21)

Net asset value, end of period/year	$9.74		$9.97	$10.31

Total return	(0.06	)%(D)	1.77%	5.24	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$33,835		$30,300	$13,897
Expenses to average net assets(E)
Excluding waiver and/or reimbursement and recapture	1.09	%(F)	1.09%	1.23	%(F)
Including waiver and/or reimbursement and recapture	0.95	%(F)	0.95%	0.95	%(F)
Net investment income (loss) to average net assets(C)	3.90	%(F)	3.90%	3.80	%(F)
Portfolio turnover rate(G)	26	%(D)	77%	61	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Annualized.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the periods and year indicated:

Transamerica Strategic High Income Class I2
April 30, 2016 (unaudited)	October 31, 2015	October 31, 2014(A)
Net asset value, beginning of period/year	$9.89	$10.30	$10.00

Investment operations:
Net investment income (loss)(B)(C)	0.05	0.42	0.26
Net realized and unrealized gain (loss)	(0.18)	(0.44)	0.25

Total investment operations	(0.13)	(0.02)	0.51

Distributions:
Net investment income	(0.19)	(0.28)	(0.21)
Net realized gains	(0.04)	(0.11)	—

Total distributions	(0.23)	(0.39)	(0.21)

Net asset value, end of period/year	$9.53	$9.89	$10.30

Total return	(1.36	)%(D)	(0.28)%	5.14	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(E)	$0	(E)	$22,618
Expenses to average net assets(F)

Excluding waiver and/or reimbursement and recapture	0.00	%(G)(H)	1.00%	1.13	%(G)
Including waiver and/or reimbursement and recapture	0.00	%(G)(H)	0.95%	0.95	%(G)
Net investment income (loss) to average net assets(C)	0.99	%(G)	4.02%	3.82	%(G)
Portfolio turnover rate(I)	26	%(D)	77%	61	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Not annualized.
(E)	Rounds to less than $1,000.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Target Fund, as of September 20, 2016, the Trustees and officers of the Target Fund owned in the aggregate less than 1% of the outstanding shares of the Target Fund. To the knowledge of the Destination Fund, as of September 20, 2016, the Trustees and officers of the Destination Fund owned in the aggregate less than 1% of the outstanding shares of the Destination Fund.

To the knowledge of the Target Fund, as of September 20, 2016, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Target Fund.

Name & Address	Fund Name	Class	Shares Owned	Percent Owned
First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Income & Growth	A	608,259.199	17.99%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Income & Growth	A	537,670.052	15.90%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Income & Growth	A	451,903.302	13.37%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Income & Growth	A	246,434.038	7.29%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Income & Growth	A	212,330.651	6.28%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Income & Growth	A	182,408.166	5.40%

First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Income & Growth	C	1,299,613.449	19.77%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Income & Growth	C	970,795.302	14.77%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Income & Growth	C	769,214.209	11.70%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Income & Growth	C	744,618.361	11.33%

Charles Schwab & CO Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	Transamerica Income & Growth	C	603,985.852	9.19%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Income & Growth	C	453,991.394	6.91%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Income & Growth	C	392,340.086	5.97%

First Clearing LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Income & Growth	I	1,120,654.715	38.98%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Income & Growth	I	443,986.968	15.44%

Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Income & Growth	I	326,789.718	11.37%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Income & Growth	I	222,472.913	7.74%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Income & Growth	I	171,158.863	5.95%

UBS WM USA Omni Account Mf 1000 Harbor Blvd 5th Floor Jersey City NJ 07310	Transamerica Income & Growth	I	153,444.868	5.34%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Income & Growth	I2	1,022.495	100.00%

To the knowledge of the Destination Fund, as of September 20, 2016, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Destination Fund.

Name & Address	Portfolio Name	Class	Shares Owned	Percent Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	A	96,341.948	42.92%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic High Income	A	62,411.457	27.80%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-2010	Transamerica Strategic High Income	A	15,521.879	6.91%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic High Income	A	12,412.049	5.53%

LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic High Income	C	271,093.753	64.62%

Name & Address	Portfolio Name	Class	Shares Owned	Percent Owned
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	C	94,890.864	22.62%

Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	I	3,385,758.312	83.55%

Middleburg Trust Company 1 1600 Forest Ave Richmond VA 23229-5003	Transamerica Strategic High Income	I	297,356.305	7.34%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	I2	1.095	100.00%

*	Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders. Information regarding the state of organization and parent companies (if any) of the control persons listed in the chart above who are not individuals is provided in Exhibit B hereto.

FINANCIAL STATEMENT EXPERTS

The financial statements and financial highlights of each Fund for the past five fiscal years are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights of the Target Fund for its fiscal year end October 31, 2015 have been audited by Ernst & Young LLP, an Independent Registered Public Accounting firm, as set forth in their report thereon incorporated by reference into this Information Statement/Prospectus. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

You can obtain more free information about each Fund from your investment firm or by writing to your Fund at 1801 California Street, Suite 5200, Denver, CO 80202. You may also call 1-888-233-4339.

Each Fund’s statement of additional information and shareholder reports are available free of charge on the Funds’ website at https://www.transamerica.com/individual/products/mutual-funds.

Shareholder reports. Annual and semi-annual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Fund’s investments. An annual report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at www.sec.gov.

By Order of the Board of Trustees,

/s/ Tané T. Tyler, Esq.
Tané T. Tyler, Esq.
Secretary, Transamerica Funds

November 8, 2016

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [    ] day of [            ], 2016, by and among Transamerica Funds, a Delaware statutory trust (the “Trust”), with its principal place of business at 1801 California Street, Suite 5200, Denver, Colorado 80202, on behalf of its series listed on Exhibit A attached hereto under the heading “Acquiring Fund/Classes” (the “Acquiring Fund”), and the Trust, on behalf of its series listed on Exhibit A attached hereto under the heading Acquired Fund/Classes (the “Acquired Fund”) and, solely for purposes of paragraph 10.2 hereof, Transamerica Asset Management, Inc. (“TAM”). For purposes of this Agreement, the Trust will be referred to as the “Acquiring Entity” and the “Acquired Entity” when it is referred to in its capacity as the statutory trust of which the Acquiring Fund and the Acquired Fund, respectively, are series.

WHEREAS, the Acquired Fund and Acquiring Fund are each series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transaction contemplated by this Agreement constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization of the Acquired Fund will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for (a) shares of the classes of shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”), as described herein, and (b) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (2) the subsequent distribution of the Acquiring Fund Shares (which shall then constitute all of the assets of the Acquired Fund) to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund Shares and the termination of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES IN THE ACQUIRING FUND, ASSUMPTION OF ALL LIABILITIES OF THE ACQUIRED FUND AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets attributable to the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares of the Acquiring Fund corresponding to a class of Acquired Fund Shares of the Acquired Fund as of the time and date set forth in paragraph 3.1 determined by dividing the value of the Acquired Entity’s net assets with respect to that class of Acquired Fund Shares of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares of the Acquiring Fund (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.2. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). Exhibit A attached hereto shows the Acquiring Fund and its classes of shares and the Acquired Fund and its corresponding classes of shares. For purposes of this Agreement, each class of shares of the Acquired Fund as set forth on Exhibit A corresponds to the class of shares of the Acquiring Fund as set forth on such Exhibit, the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund, and the term “Acquired Fund Shares” should be read to include each such class of shares of the Acquired Fund.

1.2 The property and assets of the Acquired Entity attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will promptly assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, cash dividends or other securities received by the Acquired Fund after the Closing Date as stock dividends, cash dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, cash dividends and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall (a) distribute to the shareholders of record with respect to each class of the Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares of the corresponding class of the Acquiring Fund received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1, in complete redemption of the Acquired Fund Shares, and (b) terminate the Acquired Fund in accordance with applicable state law. Such distribution and liquidation shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding class of Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder holding Acquired Fund Shares of the corresponding class shall be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by that Acquired Fund Shareholder on the Closing Date. All issued Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.4 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund as maintained by the Acquiring Fund’s transfer agent.

1.5 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns for periods ending on or prior to the Closing Date, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

2.	VALUATION

2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund, and the amounts thereof attributable to each class of shares of the Acquired Fund, shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the Trust’s valuation procedures. All computations of value and amounts shall be subject to confirmation by the independent registered public accounting firm for the Acquired Fund.

2.2 The net asset value per share of each class of the Acquiring Fund Shares of the Acquiring Fund shall be determined as of the time for calculation of the Acquiring Fund’s net asset value as set forth in the then-current prospectus for the Acquiring Fund on the Valuation Date, computed using the Trust’s valuation procedures. All computations of value and amounts shall be made by the independent registered public accounting for the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [            ], 2016, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time, or, as to any Reorganization, such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of the class of shares of the Acquiring Fund is calculated in accordance with Article 2 and after the declaration of any dividends. The Closing shall be held at the offices of TAM, 1801 California Street, Suite 5200, Denver, Colorado 80202, or at such other time and/or place as the parties may agree.

3.2 At the Closing of the Reorganization, the Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund. The Acquired Entity shall, within one business day after the Closing for the Reorganization, deliver to the Acquiring Entity a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct Transamerica Fund Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity, within one business day after the Closing of the Reorganization, a certificate of an authorized officer stating that its records contain the name and address of the Acquired Fund Shareholder of the Acquired Fund and the class, number and percentage ownership of the outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. At the Closing of the Reorganization, the Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares of the appropriate class or classes have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.3. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date for the Reorganization shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquired Entity’s Declaration of Trust, as amended (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of Delaware law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(l) The Acquired Fund is a separate series of the Acquired Entity that is treated as a corporation separate from any and all other series of the Acquired Entity under Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), the Acquired Fund will have made such distributions on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

(m) All issued and outstanding Acquired Fund Shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund Shares of the Acquired Fund.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Acquired Entity, on behalf of the Acquired Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquired Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use therein), and (ii) comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with the power under the Acquiring Entity’s Declaration of Trust, as amended (the “Acquiring Entity Charter”), to own all of the assets of the Acquiring Fund and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign trust in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of Delaware law or the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement have been audited by Ernst & Young LLP, independent registered certified public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns.

(j) The Acquiring Fund is a separate series of the Acquiring Entity that is treated as a corporation separate from any and all other series of the Acquiring Entity under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ending prior to the Closing Date, the Acquiring Fund will have made such distributions as are necessary so that for all calendar years ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Entity, on behalf of the Acquiring Fund, for use in any documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Registration Statement (as defined in paragraph 5.8), insofar as it relates to the Acquiring Fund, on the effective date of the Registration Statement and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.	COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5 Each of the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.8 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the Reorganization of the Acquired Fund shall be subject, at the Acquired Entity’s election, to the following conditions with respect to the Acquired Fund:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities, and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity, on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the Reorganization of the Acquiring Fund shall be subject, at the Acquiring Entity’s election, to the following conditions with respect to the Acquiring Fund:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued by the Acquiring Fund in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to (and shall, in the case of a failure to satisfy the conditions set forth in paragraph 8.4) refuse to consummate the transactions contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund:

8.1 On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.4 The parties shall have received the opinion of Morgan, Lewis & Bockius LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations and upon certifications made by the Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund as part of the Reorganization; (iii) the tax basis in the hands of the Acquiring Fund of the Assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund upon the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Asset transferred to the Acquiring Fund in the Reorganization, other than Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund in the Reorganization upon the transfer of its Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Entity, on behalf of the Acquiring Fund, of the Liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an Asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares solely for the Acquiring Fund Shares of the Acquiring Fund as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of his or her Acquired Fund Shares exchanged therefor; and (viii) each Acquired Fund Shareholder’s holding period for his or her Acquiring Fund Shares received in the Reorganization will include the holding period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets on the date of the exchange. The delivery of such opinion is conditioned upon the receipt by Morgan, Lewis & Bockius LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.4 on behalf of the Acquired Fund or the Acquiring Fund.

8.5 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a statutory trust existing under the laws of the State of Delaware; (b) the Acquired Entity, with respect to the Acquired Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquired Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable against the Acquired Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the bylaws of the Acquired Entity. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

8.6 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the applicable Closing Date an opinion of Morgan, Lewis & Bockius LLP, in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a statutory trust validly existing under the laws of the State of Delaware; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the power as a statutory trust to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Entity’s registration statement as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable against the Acquiring Entity in accordance with its terms; and (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP appropriate to render the opinions expressed therein.

9.	INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquiring Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of an Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The costs of the Reorganization will be borne by the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses (without reimbursement by another person) if and to the extent that the payment by another person of such expenses would prevent such party from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on the Acquired Fund or the Acquiring Fund or on shareholders of the Acquired Fund or the Acquiring Fund.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Acquiring Fund or Acquired Fund at any time prior to the Closing Date with respect to the Reorganization by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution will be effective when communicated to the other party.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5 The warranties, representations and agreements contained in this Agreement made by the Acquired Entity, on behalf of the Acquired Fund, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Acquiring Entity, on behalf of the Acquiring Fund, are made on a several (and not joint, or joint and several) basis.

[Rest of page intentionally left blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be executed by it duly authorized officer.

TRANSAMERICA FUNDS, on behalf of the Acquiring Fund listed on Exhibit A attached hereto

By:
Name:
Title:

TRANSAMERICA FUNDS, on behalf of the Acquired Fund listed on Exhibit A attached hereto

By:
Name:
Title:

Exhibit A

Acquired Fund/Classes	Acquiring Fund/Classes
Transamerica Income & Growth	Transamerica Strategic High Income
Class A	Class A
Class C	Class C
Class I	Class I
Class I2	Class I2

SCHEDULE 4.1

[                    ]

SCHEDULE 4.2

[                    ]

EXHIBIT B

Information Regarding Organization and Parent Entities of “Control Persons”

Name & Address of Control Person	State of Organization	Parent Entities
Pershing LLC One Pershing Plz Jersey City NJ 07399-0002	Delaware	See chart 1 below

LPL Financial One Beacon street 22nd Floor Boston, MA 02109	California	See chart 2 below

National Financial Services 82 Devonshire Street Boston, MA 02109	Delaware	See chart 3 below

Chart 1

The Bank of New York Mellon Corporation

¯

Pershing Group LLC

¯

Pershing LLC

Chart 2

LPL Investment Holdings Inc.

¯

LPL Holdings Inc.

¯

LPL Financial LLC

Chart 3

FMR LLC

¯

Fidelity Global Brokerage Group, Inc.

¯

National Financial Services, LLC

B-1

PART B

TRANSAMERICA FUNDS

on behalf of its Series:

TRANSAMERICA STRATEGIC HIGH INCOME

(the “Destination Fund”)

1801 California Street, Ste. 5200

Denver, Colorado 80202

(Toll free) 1-888-233-4339

STATEMENT OF ADDITIONAL INFORMATION

November 8, 2016

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined Information Statement and Prospectus dated November 8, 2016 (the “Information Statement/Prospectus”), which relates to Class A, Class C, Class I and Class I2 shares of the Destination Fund to be issued in exchange for shares of Transamerica Income & Growth (the “Target Fund”), as shown below (the “Reorganization”). Please retain this SAI for further reference.

To obtain a copy of the Information Statement/Prospectus, free of charge, please write to the Destination Fund at the address set forth above or call the Destination Fund at the number set forth above.

The following table indicates (a) the Target Fund and Destination Fund involved in the Reorganization and (b) the corresponding Destination Fund shares that the Target Fund shareholder will receive.

Target Fund & Shares	Destination Fund & Shares
Transamerica Income & Growth	Transamerica Strategic High Income
Class A	Class A
Class C	Class C
Class I	Class I
Class I2	Class I2

1

INTRODUCTION	3
DOCUMENTS INCORPORATED BY REFERENCE	3
FINANCIAL STATEMENTS	3

2

INTRODUCTION

This SAI is intended to supplement the Information Statement/Prospectus relating specifically to the proposed transfer of all of the assets of the Target Fund to, and the assumption of the liabilities of the Target Fund by, the Destination Fund in exchange for shares of the Destination Fund as shown in the table on the cover page of this SAI. Please retain this SAI for further reference.

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of these cover pages, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

1. The Destination Fund’s and Target Fund’s Statement of Additional Information dated March 1, 2016, as amended and restated on September 30, 2016 (File Nos. 811-04556 and 033-02659), as filed with the SEC on September 29, 2016 (Accession No. 0001193125-16-725868) is incorporated herein by reference.

2. The Destination Fund’s and Target Fund’s Annual Reports for the fiscal year ended October 31, 2015 (File No. 811-04556), as filed with the SEC on January 8, 2016 (Accession No. 0001193125-16-423654) is incorporated herein by reference.

3. The Destination Fund’s and Target Fund’s Semi-Annual Reports for the fiscal period ended April 30, 2016 (File No. 811-04556), as filed with the SEC on July 7, 2016 (Accession No. 0001193125-16-643460) is incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for the Target Fund and the Destination Fund shown in the table above.

The pro forma financial statements are unaudited.

Reorganization Between Income & Growth and Strategic High Income

PRO FORMA SCHEDULE OF INVESTMENTS

At April 30, 2016

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 81.2%
Aerospace & Defense
BAE Systems PLC			1,254,092	$8,746,130	-	$-			1,254,092	$8,746,130
Air Freight & Logistics
United Parcel Service, Inc.			-	-	3,100	325,717			3,100	325,717
Airlines
Japan Airlines Co., Ltd.			280,066	10,080,778	-	-			280,066	10,080,778
Automobiles
Daimler AG			125,939	8,751,893	-	-			125,939	8,751,893
Ford Motor Co.(1)			-	-	37,000	501,720			37,000	501,720
Banks
Bank of Montreal(1)			65,520	4,268,435	-	-			65,520	4,268,435
JPMorgan Chase & Co.			55,470	3,505,704	6,500	410,800			61,970	3,916,504
SunTrust Banks, Inc.(1)			-	-	7,800	325,572			7,800	325,572
US Bancorp			-	-	7,825	334,049			7,825	334,049
Wells Fargo & Co.			-	-	8,400	419,832			8,400	419,832
Beverages
Coca-Cola Co.			-	-	4,125	184,800			4,125	184,800
Thai Beverage PCL			20,304,603	11,248,042	-	-			20,304,603	11,248,042
Biotechnology
Gilead Sciences, Inc.(1)			-	-	5,100	449,871			5,100	449,871
Capital Markets
Ameriprise Financial, Inc.(1)			-	-	4,150	397,985			4,150	397,985
Ares Capital Corp.(1)			437,025	6,638,410	-	-			437,025	6,638,410
Chemicals
LyondellBasell Industries NV			70,160	5,800,127	2,900	239,743			73,060	6,039,870
Communications Equipment
Cisco Systems, Inc.			-	-	15,750	432,967			15,750	432,967

3

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Construction & Engineering
Ferrovial SA			241,259	$5,190,807	-	$-			241,259	$5,190,807
Consumer Finance
Capital One Financial Corp.(1)			-	-	4,600	332,994			4,600	332,994
Diversified Telecommunication Services
AT&T, Inc.(1)			193,050	7,494,201	7,775	301,825			200,825	7,796,026
BCE, Inc.			91,922	4,310,744	-	-			91,922	4,310,744
HKT Trust & HKT, Ltd.			8,928,540	12,914,724	-	-			8,928,540	12,914,724
Verizon Communications, Inc.			80,380	4,094,557	5,925	301,820			86,305	4,396,377
Electric Utilities
PPL Corp.(1)			-	-	9,700	365,108			9,700	365,108
Southern Co.(1)			-	-	5,300	265,530			5,300	265,530
Electrical Equipment
Eaton Corp. PLC(1)			-	-	5,200	329,004			5,200	329,004
Food & Staples Retailing
Wal-Mart de Mexico SAB de CV			2,845,240	7,031,797	-	-			2,845,240	7,031,797
Wal-Mart Stores, Inc.(1)			-	-	6,000	401,220			6,000	401,220
Food Products
Marine Harvest ASA(2)			800,480	12,456,782	-	-			800,480	12,456,782
Health Care Equipment & Supplies
Medtronic PLC			-	-	4,200	332,430			4,200	332,430
Health Care Providers & Services
Cardinal Health, Inc.			-	-	4,100	321,686			4,100	321,686
Hotels, Restaurants & Leisure
Aramark			-	-	6,000	201,060			6,000	201,060
Las Vegas Sands Corp.			101,650	4,589,498	-	-			101,650	4,589,498
Wyndham Worldwide Corp.(1)			-	-	4,000	283,800			4,000	283,800
Household Durables
Whirlpool Corp.(1)			-	-	1,600	278,624			1,600	278,624
Household Products
Procter & Gamble Co.(1)			-	-	5,100	408,612			5,100	408,612

4

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Insurance
Allstate Corp.			-	$-	5,500	$357,775			5,500	$357,775
FNF Group(1)			-	-	5,500	175,450			5,500	175,450
Insurance Australia Group, Ltd.			1,696,030	7,440,855	-	-			1,696,030	7,440,855
Legal & General Group PLC			1,437,290	4,685,318	-	-			1,437,290	4,685,318
MetLife, Inc.			-	-	9,000	405,900			9,000	405,900
Muenchener Rueckversicherungs-Gesellschaft AG			64,866	12,028,810	-	-			64,866	12,028,810
Progressive Corp.(1)			-	-	10,700	348,820			10,700	348,820
Prudential Financial, Inc.(1)			-	-	3,800	295,032			3,800	295,032
Swiss Re AG			100,230	8,891,455	-	-			100,230	8,891,455
Internet Software & Services
Alphabet, Inc.(2)			-	-	500	346,505			500	346,505
IT Services
Paychex, Inc.			134,380	7,003,886	-	-			134,380	7,003,886
Machinery
Stanley Black & Decker, Inc.			-	-	2,750	307,780			2,750	307,780
Media
Regal Entertainment Group(1)			533,039	11,113,863	-	-			533,039	11,113,863
Multi-Utilities
National Grid PLC			-	-	5,075	365,451			5,075	365,451
Multiline Retail
Macy’s, Inc.(1)			-	-	4,900	193,991			4,900	193,991
Target Corp.			-	-	2,600	206,700			2,600	206,700
Oil, Gas & Consumable Fuels
Exxon Mobil Corp.(1)			95,630	8,453,692	1,500	132,600			97,130	8,586,292
Occidental Petroleum Corp.			-	-	2,575	197,374			2,575	197,374
Royal Dutch Shell PLC(1)			-	-	4,075	217,401			4,075	217,401
Valero Energy Corp.(1)			-	-	3,575	210,460			3,575	210,460
Williams Cos., Inc.			-	-	5,250	101,798			5,250	101,798

5

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Pharmaceuticals
AstraZeneca PLC(1)			-	$-	7,350	$212,856			7,350	$212,856
GlaxoSmithKline PLC			275,450	5,872,096	-	-			275,450	5,872,096
Johnson & Johnson			45,660	5,117,573	4,375	490,350			50,035	5,607,923
Novartis AG			-	-	2,725	207,018			2,725	207,018
Pfizer, Inc.			-	-	10,975	358,992			10,975	358,992
Teva Pharmaceutical Industries, Ltd.			-	-	5,500	299,475			5,500	299,475
Real Estate Investment Trusts
American Capital Agency Corp.			91,490	1,680,671	-	-			91,490	1,680,671
Annaly Capital Management, Inc.(1)			-	-	29,650	308,953			29,650	308,953
Ascendas Real Estate Investment Trust(1)			6,504,955	11,898,866	-	-			6,504,955	11,898,866
Blackstone Mortgage Trust, Inc.			548,248	15,065,855	-	-			548,248	15,065,855
Camden Property Trust			61,530	4,967,317	-	-			61,530	4,967,317
Crown Castle International Corp.(1)			-	-	3,700	321,456			3,700	321,456
Digital Realty Trust, Inc.(1)			41,120	3,617,738	-	-			41,120	3,617,738
EPR Properties			162,680	10,717,358	-	-			162,680	10,717,358
Host Hotels & Resorts, Inc.			168,050	2,658,551	-	-			168,050	2,658,551
Select Income REIT			103,110	2,386,996	-	-			103,110	2,386,996
Spirit Realty Capital, Inc.			616,310	7,044,423	-	-			616,310	7,044,423
Starwood Property Trust, Inc.			476,947	9,233,694	-	-			476,947	9,233,694
STORE Capital Corp.			298,700	7,667,629	-	-			298,700	7,667,629
Welltower, Inc.			67,297	4,671,758	-	-			67,297	4,671,758
Road & Rail
Union Pacific Corp.			-	-	2,500	218,075			2,500	218,075
Semiconductors & Semiconductor Equipment
Intel Corp.(1)			-	-	14,000	423,920			14,000	423,920
QUALCOMM, Inc.			-	-	6,900	348,588			6,900	348,588
Taiwan Semiconductor Manufacturing Co., Ltd.			245,160	5,783,324	-	-			245,160	5,783,324
Software
Microsoft Corp.(1)			178,950	8,924,236	8,275	412,674			187,225	9,336,910
Oracle Corp.(1)			-	-	10,325	411,555			10,325	411,555
Specialty Retail
Foot Locker, Inc.(1)			-	-	5,800	356,352			5,800	356,352
Home Depot, Inc.			-	-	3,200	428,448			3,200	428,448
Technology Hardware, Storage & Peripherals
Apple, Inc.			-	-	7,200	674,928			7,200	674,928
Thrifts & Mortgage Finance
New York Community Bancorp, Inc.			-	-	11,000	165,330			11,000	165,330
Transportation Infrastructure
Macquarie Infrastructure Corp.			76,760	5,403,136	-	-			76,760	5,403,136
Wireless Telecommunication Services
Rogers Communications, Inc.(1)			-	-	5,000	194,400			5,000	194,400
Total Common Stocks				289,451,729		17,843,176		-		307,294,905

			Total Cost ($266,493,216)		Total Cost ($18,379,498)				Total Cost ($284,872,714)

6

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Preferred Stocks - 1.3%
Banks
Banc of California, Inc.	7.38%	06/15/20	-	$-	10,000	$264,500			10,000	$264,500
Bank of America Corp.	6.63%	09/09/19	-	-	13,000	347,360			13,000	347,360
Citigroup, Inc.(1)(3)	7.13%	09/30/23	-	-	12,000	335,520			12,000	335,520
First Republic Bank	7.00%	12/28/18	-	-	21,000	579,180			21,000	579,180
Consumer Finance
Capital One Financial Corp.	6.70%	12/01/19	-	-	20,000	548,800			20,000	548,800
Insurance
Aspen Insurance Holdings, Ltd.	7.25%	07/01/17	-	-	8,000	211,440			8,000	211,440
Kemper Corp.	7.38%	02/27/54	-	-	19,484	528,991			19,484	528,991
Maiden Holdings North America, Ltd.	7.75%	12/01/43	-	-	15,600	418,080			15,600	418,080
Maiden Holdings, Ltd.	8.25%	08/29/17	-	-	1,400	36,694			1,400	36,694
Real Estate Investment Trusts
Colony Capital, Inc.	7.50%	06/19/19	-	-	8,250	202,043			8,250	202,043
Corporate Office Properties Trust(1)	7.38%	06/27/17	-	-	15,250	394,365			15,250	394,365
Digital Realty Trust, Inc.	7.38%	03/26/19	-	-	14,000	389,200			14,000	389,200
DuPont Fabros Technology, Inc.(1)	7.63%	05/31/16	-	-	10,000	254,500			10,000	254,500
NorthStar Realty Finance Corp.	8.75%	05/15/19	-	-	10,350	243,742			10,350	243,742
Taubman Centers, Inc.(1)	6.50%	08/14/17	-	-	9,000	241,650			9,000	241,650
Total Preferred Stocks			-	-		4,996,065		-		4,996,065
					Total Cost ($4,847,531)				Total Cost ($4,847,531)

7

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Principal	Value	Principal	Value	Shares	Value	Principal	Value
Corporate Debt Securities - 4.4%
Aerospace & Defense
Triumph Group, Inc.	5.25%	06/01/22	$-	$-	$400,000	$372,000			$400,000	$372,000
Auto Components
Cooper Tire & Rubber Co.	8.00%	12/15/19	-	-	300,000	340,500			300,000	340,500
Banks
Wells Fargo & Co.(3)(4)	7.98%	03/15/18	-	-	500,000	520,000			500,000	520,000
Building Products
GCP Applied Technologies, Inc.(5)	9.50%	02/01/23	-	-	250,000	273,750			250,000	273,750
Gibraltar Industries, Inc.	6.25%	02/01/21	-	-	400,000	406,000			400,000	406,000
Chemicals
Blue Cube Spinco, Inc.(5)	9.75%	10/15/23	-	-	500,000	570,625			500,000	570,625
Commercial Services & Supplies
ADT Corp.(1)	6.25%	10/15/21	-	-	300,000	310,356			300,000	310,356
Prime Security Services Borrower LLC / Prime Finance, Inc.(5)	9.25%	05/15/23	-	-	500,000	518,750			500,000	518,750
Construction & Engineering
Tutor Perini Corp.(1)	7.63%	11/01/18	-	-	425,000	421,813			425,000	421,813
Construction Materials
Vulcan Materials Co.	7.50%	06/15/21	-	-	350,000	421,750			350,000	421,750
Consumer Finance
Ally Financial, Inc.	8.00%	03/15/20	-	-	300,000	340,125			300,000	340,125
Navient Corp.	7.25%	01/25/22	-	-	400,000	394,000			400,000	394,000
Diversified Financial Services
Credit Acceptance Corp.	7.38%	03/15/23	-	-	200,000	189,500			200,000	189,500
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.	6.00%	08/01/20	-	-	500,000	498,800			500,000	498,800
Diversified Telecommunication Services
CenturyLink, Inc.	7.50%	04/01/24	-	-	250,000	250,625			250,000	250,625
Frontier Communications Corp.	8.50%	04/15/20	-	-	135,000	142,762			135,000	142,762
Frontier Communications Corp.(5)	10.50%	09/15/22	-	-	125,000	128,609			125,000	128,609

8

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Principal	Value	Principal	Value	Shares	Value	Principal	Value
Energy Equipment & Services
Regency Energy Partners, LP / Regency Energy Finance Corp.	6.50%	07/15/21	$-	$-	$300,000	$306,369			$300,000	$306,369
Sabine Pass LNG, LP	6.50%	11/01/20	-	-	275,000	286,687			275,000	286,687
SEACOR Holdings, Inc.	7.38%	10/01/19	-	-	443,000	405,345			443,000	405,345
Food Products
Post Holdings, Inc.	7.38%	02/15/22	-	-	350,000	368,813			350,000	368,813
Health Care Providers & Services
Centene Corp.(5)	6.13%	02/15/24	-	-	500,000	527,500			500,000	527,500
CHS / Community Health Systems, Inc.(1)	8.00%	11/15/19	-	-	303,000	304,894			303,000	304,894
Hotels, Restaurants & Leisure
Viking Cruises, Ltd.(5)	8.50%	10/15/22	-	-	400,000	376,000			400,000	376,000
Household Durables
Meritage Homes Corp.	7.00%	04/01/22	-	-	353,000	378,592			353,000	378,592
Meritage Homes Corp.	7.15%	04/15/20	-	-	225,000	239,625			225,000	239,625
Machinery
Meritor, Inc.	6.75%	06/15/21	-	-	300,000	283,500			300,000	283,500
Media
Cablevision Systems Corp.	8.63%	09/15/17	-	-	400,000	424,000			400,000	424,000
CCO Holdings LLC / CCO Holdings Capital Corp.	6.50%	04/30/21	-	-	-	-			-	-
Metals & Mining
Kaiser Aluminum Corp.	8.25%	06/01/20	-	-	353,000	367,120			353,000	367,120
Multiline Retail
Dillard’s, Inc.	7.88%	01/01/23	-	-	350,000	413,166			350,000	413,166
Oil, Gas & Consumable Fuels
PBF Holding Co. LLC / PBF Finance Corp.(5)	7.00%	11/15/23	-	-	500,000	487,500			500,000	487,500
PBF Holding Co. LLC / PBF Finance Corp.	8.25%	02/15/20	-	-	225,000	234,562			225,000	234,562
Valero Energy Corp.	8.75%	06/15/30	-	-	300,000	380,818			300,000	380,818
Paper & Forest Products
Boise Cascade Co.	6.38%	11/01/20	-	-	336,000	335,580			336,000	335,580
Real Estate Management & Development
Mobile Mini, Inc.	7.88%	12/01/20	-	-	480,000	499,200			480,000	499,200
Road & Rail
Hertz Corp.	6.75%	04/15/19	-	-	400,000	407,092			400,000	407,092

9

			Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate	Maturity Date	Principal	Value	Principal	Value	Shares	Value	Principal	Value
Semiconductors & Semiconductor Equipment
Microsemi Corp.(5)	9.13%	04/15/23	$-	$-	$324,000	$356,400			$324,000	$356,400
Specialty Retail
Foot Locker, Inc.	8.50%	01/15/22	-	-	380,000	448,400			380,000	448,400
L Brands, Inc.	7.00%	05/01/20	-	-	200,000	231,000			200,000	231,000
Rent-A-Center, Inc.	6.63%	11/15/20	-	-	375,000	332,812			375,000	332,812
Technology Hardware, Storage & Peripherals
Diebold, Inc.(5)	8.50%	04/15/24	-	-	500,000	506,250			500,000	506,250
Western Digital Corp.(5)	10.50%	04/01/24	-	-	250,000	243,125			250,000	243,125
Textiles, Apparel & Luxury Goods
PVH Corp.	7.75%	11/15/23	-	-	100,000	116,000			100,000	116,000
Thrifts & Mortgage Finance
Radian Group, Inc.	7.00%	03/15/21	-	-	500,000	533,125			500,000	533,125
Trading Companies & Distributors
United Rentals North America, Inc.	7.63%	04/15/22	-	-	300,000	320,250			300,000	320,250
United Rentals North America, Inc.	8.25%	02/01/21	-	-	201,000	209,543			201,000	209,543
Wireless Telecommunication Services
T-Mobile USA, Inc.	6.63%	11/15/20	-	-	200,000	207,000			200,000	207,000
Total Corporate Debt Securities				-		16,630,233		-		16,630,233
					Total Cost ($16,753,430)				Total Cost ($16,753,430)

10

				Income & Growth		Strategic High Income		Adjustments		Combined Pro Forma Fund
	Coupon Rate		Maturity Date	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Master Limited Partnerships - 11.6%
Capital Markets
AllianceBernstein Holding, LP				376,917	$8,853,780	-	-			376,917	$8,853,780
Blackstone Group, LP				251,170	6,892,105	-	-			251,170	6,892,105
Electric Utilities
Brookfield Infrastructure Partners, LP				180,657	7,620,113	-	-			180,657	7,620,113
Oil, Gas & Consumable Fuels
Energy Transfer Partners, LP				158,100	5,601,483	-	-			158,100	5,601,483
Enterprise Products Partners, LP				131,420	3,507,600	-	-			131,420	3,507,600
Spectra Energy Partners, LP				191,510	9,657,849	-	-			191,510	9,657,849
TC Pipelines, LP				33,830	1,852,869	-	-			33,830	1,852,869
Total Master Limited Partnerships					43,985,799	-	-		-		43,985,799
				Total Cost ($42,995,741)						Total Cost ($42,995,741)

Securities Lending Collateral - 9.2%
State Street Navigator Securities Lending Trust - Prime Portfolio	0.50	%(6)		25,785,019	25,785,019	8,934,842	8,934,842	-	-	34,719,861	34,719,861
Total Securities Lending Collateral					25,785,019		8,934,842		-		34,719,861
				Total Cost ($25,785,019)		Total Cost ($8,934,842)				Total Cost ($34,719,861)

11

				Income & Growth		Strategic High Income		Adjustments			Combined Pro Forma Fund
	Coupon Rate		Maturity Date	Principal	Value	Principal	Value	Principal	Value		Principal	Value
Repurchase Agreement - 1.2%
State Street Bank & Trust Co.	0.03	%(6)	05/02/2016	$4,302,109	$4,302,109	$406,898	$406,898		-		$4,709,007	$4,709,007
Total Repurchase Agreement					4,302,109		406,898		-			4,709,007
				Total Cost ($4,302,109)		Total Cost ($406,898)					Total Cost ($4,709,007)
Total Investments					363,524,656	49,322,198	48,811,214		-			412,335,870
				Total Cost ($339,576,085)		Total Cost ($49,322,199)					Total Cost ($388,898,284)(7)
Other Assets and Liabilities - (8.9)%					(24,831,061)		(8,982,213)		(50,000)	(a)		(33,863,274)
Net Assets					$338,693,595		$39,829,001		($50,000)			$378,472,596

(1)	All or a portion of the security is on loan. The total value of all securities on loan is $33,738,323. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(2)	Non-income producing security.
(3)	Floating or variable coupon rate. The rate disclosed is as of April 30, 2016.
(4)	Perpetual maturity. The date displayed is the next call date.
(5)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt of registration, normally to qualified institutional buyers. At April 30, 2016, the total aggregate value of 144A securities is $3,988,509, representing 1.1% of the Fund’s net assets.
(6)	Rate disclosed reflects the yield at April 30, 2016.
(7)	Aggregate cost for federal income tax purposes is $388,898,284. Aggregate gross unrealized appreciate and depreciation for all securities is $35,453,718 and $12,016,132, respectively. Net unrealized appreciation for tax purposes is $23,437,586.

12

VALUATION SUMMARY:

Investments	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Common Stocks	$169,245,173	$120,206,556	$-	$289,451,729	$17,843,176	$-	$-	$17,843,176	$187,088,349	$120,206,556	$-	$307,294,905
Preferred Stocks	-	-	-	-	4,996,065	-	-	4,996,065	4,996,065	-	-	4,996,065
Corporate Debt Securities	-	-	-	-	-	16,630,233	-	16,630,233	-	16,630,233	-	16,630,233
Master Limited Partnerships	43,985,799	-	-	43,985,799	-	-	-	-	43,985,799	-	-	43,985,799
Securities Lending Collateral	25,785,019	-	-	25,785,019	8,934,842	-	-	8,934,842	34,719,861	-	-	34,719,861
Repurchase Agreement	-	4,302,109	-	4,302,109	-	406,898	-	406,898	-	4,709,007	-	4,709,007
Total Investments	$239,015,991	$124,508,665	$-	$363,524,656	$31,774,083	$17,037,131	$-	$48,811,214	$270,790,074	$141,545,796	$-	$412,335,870

(a) See Note 2 of the Notes to the Pro Forma Financial Statements.

As of June 30, 2016, all securities held by the Target Fund would comply with the investment restrictions of the Destination Fund. The Target Fund currently holds a position in Ares Capital Corp., a business development company (“Ares Capital”). The Target Fund has substantially reduced its position in Ares Capital and it is anticipated that the position will be eliminated shortly following the closing of the Reorganization.

13

Reorganization Between Transamerica Income & Growth and Transamerica Strategic High Income

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

At April 30, 2016

		Transamerica Income & Growth		Transamerica Strategic High Income		Adjustments			Combined Pro Forma Fund
Assets:
Investments, at value	$	359,222,547	$	48,404,316	$	-		$	407,626,863
Repurchase agreements, at value		4,302,109		406,898		-			4,709,007
Cash		-		-		-			-
Foreign currency, at value		-		-		-			-
Receivables:						-			-
Shares of beneficial interest sold		77,022		123,053		-			200,075
Investments sold		-		752,465		-			752,465
Interest		7		290,070		-			290,077
Dividends		1,219,191		23,718		-			1,242,909
Tax reclaims		625,614		3,443		-			629,057
Net income from securities lending		25,232		2,781		-			28,013
Variation margin receivable		-		-		-			-
Prepaid Expenses		127		122		-			249

Total assets	$	365,471,849	$	50,006,866	$	-		$	415,478,715

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed		592,744		443,522		-			1,036,266
Investments purchased		-		262,715		-			262,715
When-issued, delayed-delivery, and forward commitment securities purchased		-		500,000		-			500,000
Investment management fees		189,482		10,061		-			199,543
Distribution and service fees		63,556		3,636		-			67,192
Transfer agent fees		18,507		3,162		-			21,669
Trustees, CCO and deferred compensation fees		1,309		34		-			1,343
Audit and tax fees		11,057		11,192		-			22,249
Custody fees		71,004		4,849		-			75,853
Legal fees		11,778		314		-			12,092
Printing and shareholder reports fees		21,544		865		-			22,409
Registration fees		10,348		2,552		-			12,900
Distribution payable to shareholders		-		-		-			-
Other		1,906		121		50,000	(a)		52,027
Collateral for securities on loan		25,785,019		8,934,842		-			34,719,861

Total liabilities		26,778,254		10,177,865		50,000			37,006,119

Net Assets	$	338,693,595	$	39,829,001	$	(50,000)		$	378,472,596

Net Assets Consist of:
Paid-in capital		$407,083,586		40,898,892		$(92,407,389)	(b)		$355,575,089
Undistributed (distributions in excess of) net investment income (loss)		7,120,090		28,237		(7,120,090)	(b)		28,237
Accumulated net realized gain (loss)		(99,477,479)		(587,143)		99,477,479	(b)		(587,143)
Net unrealized appreciation (depreciation) on:
Investments		23,948,571		(510,985)		-			23,437,586
Swap agreements		-		-		-			-
Futures contracts		-		-		-			-
Translation of assets and liabilities denominated in foreign currencies		18,827		-		-			18,827

Net Assets		$338,693,595		$39,829,001		$(50,000)			$378,472,596

Net assets by class:
Class A	$	36,838,932	$	1,868,108	$	(5,438)	(a)	$	38,701,602
Class C		69,427,737		4,126,325		(10,249)	(a)		73,543,813
Class I		30,350,296		33,834,558		(4,480)	(a)		64,180,374
Class I2		202,076,630		10		(29,833)	(a)		202,046,807
Shares outstanding (unlimited shares, no par value):
Class A		3,955,043		191,701		(172,812)	(c)		3,973,932
Class C		7,486,010		424,772		(335,883)	(c)		7,574,899
Class I		3,252,248		3,472,513		(136,201)	(c)		6,588,560
Class I2		21,651,675		1		(447,412)	(c)		21,204,264
Net asset value per share:
Class A	$	9.31	$	9.74		(9.31)	(d)	$	9.74
Class C		9.27		9.71		(9.27)	(d)		9.71
Class I		9.33		9.74		(9.33)	(d)		9.74
Class I2		9.33		9.53		(9.33)	(d)		9.53
Maximum offering price per share:
Class A	$	9.85	$	10.31		(9.85)	(d)	$	10.31

Investments, at cost	$	335,273,976	$	48,915,301		-		$	384,189,277
Securities loaned, at value		25,003,903		8,734,420		-			33,738,323
Repurchase agreements, at cost		4,302,109		406,898		-			4,709,007
Foreign currency, at cost		-		-		-			-

(a)-(d) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Information Classification: Limited Access

14

Reorganization Between Transamerica Income & Growth and Transamerica Strategic High Income

PRO FORMA STATEMENT OF OPERATIONS

For the twelve-month period ended April 30, 2016

		Transamerica Income & Growth		Transamerica Strategic High Income		Adjustments			Combined Pro Forma Fund
Investment Income:
Dividend income	$	25,264,157	$	887,133	$	-		$	26,151,290
Interest income		1,145		724,011		-			725,156
Net income (loss) from securities lending		635,205		32,686		-			667,891
Withholding taxes on foreign income		(894,565)		(4,989)					(899,554)

Total investment income		25,005,942		1,638,841		-			26,644,783

Expenses:
Investment advisory fees		2,936,312		181,946		106,365	(e)		3,224,623
Investment management fees		390,321		44,655		-			434,976
Distribution and service fees:
Class A		128,990		4,242		147	(f)		133,379
Class B		-		-		-			-
Class C		884,321		27,134		1,084	(f)		912,539
Administration fees		123,791		7,897		(131,688)	(g)		-
Transfer agent fees
Class A		60,313		1,302		-			61,615
Class C		108,012		764		-			108,776
Class I		53,387		31,322		-			84,709
Class I2		22,943		-		-			22,943
Trustees, CCO and deferred compensation fees		7,002		438		-			7,440
Audit and tax fees		25,460		27,774		(17,900)	(h)		35,334
Custody fees		168,651		15,942		(131,429)	(i)		53,164
Legal fees		25,920		608		-			26,528
Printing and shareholder reports fees		73,535		(25)		-			73,510
Registration fees		26,704		59,388		-			86,092
Other		15,843		2,365		-			18,208

Total expenses before waiver and/or reimbursement and recapture		5,051,505		405,752		(173,421)			5,283,836
Expenses waived and/or reimbursed:
Fund level		-		(17,614)		17,614	(j)		-
Class A		-		(1,785)		1,785	(j)		-
Class C		-		(1,265)		1,265	(j)		-
Class I		-		(37,400)		37,400	(j)		-
Class I2		-		(426)		426	(j)		-
Recapture of previously waived and/or reimbursed fees:
Fund level		-		-		-			-
Class A		-		483		3,027	(k)		3,510
Class C		-		501		2,072	(k)		2,573
Class I		-		6,078		56,451	(k)		62,529
Class I2		-		426		7,315	(k)		7,741

Net expenses		5,051,505		354,750		(46,066)			5,360,189
Net investment income (loss)		19,954,437		1,284,091		46,066			21,284,594

Net realized gain (loss) on:
Investments		(88,566,808)		(969,241)		-			(89,536,049)
Swap agreements		-		-
Futures contracts		-		-
Foreign currency transactions		(712,418)		(16)		-			(712,434)

Net realized gain (loss)		(89,279,226)		(969,257)		-			(90,248,483)

Net change in unrealized appreciation (depreciation) on:
Investments		1,394,552		(616,471)		-			778,081
Swap agreements		-		-
Futures contracts		-		-
Translation of assets and liabilities denominated in foreign currencies		(19,759)		-		-			(19,759)

Net change in unrealized appreciation (depreciation)		1,374,793		(616,471)		-			758,322

Net realized and change in unrealized gain (loss)		(87,904,433)		(1,585,728)		-			(89,490,161)

Net increase in net assets resulting from operations	$	(67,949,996)	$	(301,637)	$	46,066		$	(68,205,567)

(e)-(k) See Note 2 of the Notes to the Pro Forma Financial Statements.

THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS REPORT.

Information Classification: Limited Access

15

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

NOTE 1 — GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Fund listed in the Target Fund & Shares column in the table below (the “Target Fund”) in exchange for shares of the Fund listed in the Destination Fund & Shares column (the “Destination Fund”) and the assumption by the Destination Fund of all of the liabilities of the Target Fund as described elsewhere in the Information Statement/Prospectus and this SAI (the “Reorganization). The “Pro Forma Fund” as identified in these financial statements represent the combined Destination Fund after the Reorganization. The accounting survivor of the Reorganization for financial reporting purposes is the Destination Fund. Management believes the accounting survivor of the Reorganization is appropriate in light of the attributes of the Destination Fund and the Target Fund.

Target Fund & Shares	Destination Fund & Shares
Transamerica Income & Growth	Transamerica Strategic High Income
Class A	Class A
Class C	Class C
Class I	Class I
Class I2	Class I2

Capitalized terms not otherwise defined in the Notes to the financial statements have the meanings accorded to them in the Information Statement/Prospectus or this SAI.

The Reorganization is intended to qualify for Federal income tax purposes as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it’s expected that neither the Target Fund, nor the Destination Fund, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the reorganization Plan. As a condition to the closing of the transaction, the Target Fund will receive an opinion from the law firm of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Code. That opinion will be based in part upon certain assumptions and upon certain representations made by the Target Fund and Destination Fund.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Target Fund for shares of the Destination Fund will be treated and accounted for as a tax-free reorganization. The acquisition would be accomplished by acquisition of the net assets of the Target Fund in exchange for shares of the Destination Fund at net asset value. The unaudited pro forma Schedules of Investments and the unaudited Pro Forma Statements of Assets and Liabilities have been prepared as though the Reorganization had been effective on April 30, 2016. The unaudited pro forma Statement of Operations has been prepared as though the Reorganization had been effective April 30, 2016 to report operations for the period ended April 30, 2016.

In preparing the Destination Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Target Fund and the Destination Fund, which are included in the Target Fund’s and Destination Fund’s annual report dated October 31, 2015 and semi-annual report dated April 30, 2016.

NOTE 2 — PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the Reorganization.

(a) To adjust the Pro Forma Fund for costs associated with the Reorganization.

(b) To adjust the Pro Forma Fund Shares of beneficial interest by the Accumulated net realized gain amounts of the Target Fund.

(c) To adjust Shares Outstanding of the Pro Forma Fund based on combining the Fund at the Destination Fund’s net asset value.

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(d) To adjust Net Asset Value and Offering Price Per Share of the Pro Forma Fund based on combining the Target Fund at the Destination Fund’s net asset value.

(e) To restate management fees using the Destination Fund management fee rates for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Destination Fund.

(f) To restate distribution and service fees using the Destination Fund distribution and service fees for the Pro Forma Fund at the combined average daily net assets of the Target Fund and Destination Fund.

(g) To restate administration fees to remove the administration fees. Effective March 1, 2016, investment advisory and administrative services fees were combined under the Management Agreement providing for a single management fee.

(h) To remove duplicate Audit fees.

(i) To remove duplicate Custody fees.

(j) To restate expenses waived and/or reimbursed using the Destination Fund expense cap for the Pro Forma Fund at the combined average daily net assets and combined expenses of the Target Fund and Destination Fund.

(k) To restate recapture of previously waived and/or reimbursed fees using available recapture and expense cap of the Destination Fund expense cap for the Pro Forma Fund at the combined average daily net assets and combined expenses of the Target Fund and Destination Fund.

NOTE 3 — INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Destination Fund’s investment manager. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Destination Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Destination Fund’s distributor. TAM, TFS, and TCI are affiliates of Aegon, N.V., a Netherlands corporation.

Certain officers and trustees of the Destination Fund are also officers and/or directors of TAM, TFS, and TCI.

Investment Management Fees

The Target Fund pays management fees to TAM based on average daily net assets (“ANA”) according to the following schedule (all amounts are noted as of April 30, 2016):

First $500 million	0.70%
over $500 million up to $1 billion	0.68%
over $1 billion up to $1.5 billion	0.66%
over $1.5 billion	0.63%

Contractual arrangements have been made with TAM, through March 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.93%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2017 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

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The Destination Fund pays management fees to TAM based on ANA according to the following schedule:

First $600 million	0.69%
over $600 million up to $1 billion	0.66%
over $1 billion up to $2 billion	0.63%
over $2 billion	0.615%

Contractual arrangements have been made with TAM, through March 1, 2017 to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 0.95%, excluding, as applicable, 12b-1 fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2017 without the Board of Trustees’ consent. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

NOTE 4 — VALUATION PROCEDURES OF THE FUNDS

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

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The Fund’s Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the Fund investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Fund uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Destination Fund’s investments at October 31, 2015, is disclosed in the Valuation Summary of the Schedule of Investments.

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NOTE 5 — TAX TREATMENT OF THE FUNDS

The Destination Fund has elected to be treated as a “regulated investment company” for U.S. federal income tax purposes. For the taxable year that includes the closing date of the Reorganization and for subsequent taxable periods, the Trust reasonably expects that the Destination Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

NOTE 6 — COSTS ASSOCIATED WITH THE REORGANIZATION

The cost of the Reorganization will be borne by the Target Fund. The estimated Fund costs associated with the Reorganization, which are considered extraordinary expenses of the Fund and, thus, are not subject to the expense limitations of the Fund discussed in Note 3 above, are as follows:

Transamerica Income & Growth:     $50,000

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PART C

OTHER INFORMATION

Item 15.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws, which are incorporated herein by reference.

Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

List all exhibits filed as part of the Registration Statement.

(1)	Amended and Restated Declaration of Trust, filed previously with Post-Effective Amendment No. 212 to Registration Statement on December 23, 2015.

(2)	Bylaws, filed previously with Post-Effective Amendment No. 89 to Registration Statement on February 28, 2008 (“PEA 89”).

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization (See Exhibit A to the Information Statement /Prospectus).

(5)	See Exhibits 1 and 2

(6)	(a) Management Agreement

(i)	Management Agreement between Registrant and Transamerica Asset Management, Inc. (“TAM”) dated March 1, 2016, filed previously with Post-Effective Amendment No. 213 to Registration Statement on February 25, 2016 (“PEA 213”).

(ii)	Amended Schedule A to Management Agreement dated July 31, 2016, filed previously with Post-Effective Amendment No. 230 to Registration Statement on September 29, 2016 (“PEA 230”).

(iii)	Amended Schedule A to Management Agreement to be filed by subsequent amendment.

(b)	Sub-Advisory Agreement

(i)	Sub-Advisory Agreement between TAM and Thompson, Siegel & Walmsley LLC, dated February 28, 2011, filed previously with PEA 122 to Registration Statement on February 28, 2011.

(ii)	Amendment to Sub-Advisory Agreement dated March 1, 2014, filed previously with PEA 183 on February 28, 2014.

(iii)	Amendment to Sub-Advisory Agreement dated October 1, 2015, filed previously with PEA 216 on April 29, 2016.

(7)	Underwriting Agreement, filed previously with PEA 89.

(a)	Updated Schedule I, to be filed by subsequent amendment.

(8)	Amended and Restated Board Members Deferred Compensation Plan dated January 12, 2010, filed previously with Post-Effective Amendment No. 108 to Registration Statement on February 26, 2010.

(9)	Custodian Agreement between Registrant and State Street Bank and Trust Company dated January 1, 2011, filed previously with PEA 126 on April 29, 2011.

(a)	Amendment to Custody Agreement dated December 11, 2012, filed previously with PEA 167 on December 21, 2012 (“PEA 167”).

(b)	Amendment to Custody Agreement dated December 17, 2012, filed previously with PEA 170 to Registration Statement on February 12, 2013 (“PEA 170”).

(c)	Amended Appendix A-1, to be filed by subsequent amendment.

(10)	Plan of Distribution under Rule 12b-1

(a)	Amended and Restated Plan of Distribution under Rule 12b-1 dated March 1, 2015, filed previously with PEA 197 on February 27, 2015 (“PEA 197”).

(i)	Amended Schedule A, to be filed by subsequent amendment.

(b)	Amended and Restated Plan for Multiple Classes of Shares dated July 15, 2016, filed previously with PEA 230.

(i)	Amended Schedule A, to be filed by subsequent amendment.

(11)	Opinion of counsel as to the legality of the securities being registered, previously filed with the Registration Statement on Form N-14 on October 7, 2016.

(12)	Form of Opinion of counsel as to tax matters, previously filed with the Registration Statement on Form N-14 on October 7, 2016.

(13)	(a)	Transfer Agency Agreement between Registrant and Transamerica Fund Services, Inc. (“TFS”) dated March 1, 2015, filed previously with PEA 199 on March 30, 2015 (“PEA 199”).

(i)	Amended Schedule A, to be filed by subsequent amendment

(b)	Amended and Restated Expense Limitation Agreement between Registrant and TAM dated March 1, 2015, filed previously with PEA 199.

(i)	Amended Schedules A and B to be filed by subsequent amendment.

(c)	Master Sub-Administration Agreement between Registrant and State Street Bank and Trust Company dated December 17, 2012, filed previously with PEA 170.

(i)	Amended Schedule A, to be filed by subsequent amendment.

(14)	Consent of Independent Registered Certified Public Accounting firm, filed herein.

(15)	Not applicable.

(16)	Power of Attorney, previously filed with the Registration Statement on Form N-14 on October 7, 2016.

(17)	(a)	Joint Code of Ethics for Transamerica Funds and Transamerica Asset Management, Inc., filed previously with PEA 213.

(b)	Code of Ethics for Thompson, Siegel & Walmsley LLC, filed previously with PEA 197.

(c)	Joint Prospectuses dated March 1, 2016, filed previously with PEA 213.

(d)	Joint Statement of Additional Information dated March 1, 2016, as amended and restated September 30, 2016, filed previously with PEA 230.

(e)	Annual Report to Shareholders for the year ended October 31, 2015, filed previously with Form N-CSR on January 8, 2016.

(f)	Semi-Annual Report to Shareholders for the period April 30, 2016, filed previously with Form N-CSR on July 7, 2016.

All exhibits filed previously are herein incorporated by reference.

Item 17.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of Morgan Lewis & Bockius LLP supporting the tax consequences of the proposed reorganizations as soon as practicable after the closing of the reorganizations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to the Registration Statement on Form N-14 pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Denver, State of Colorado, on the 7th day of November, 2016.

TRANSAMERICA FUNDS

By:	/s/ Marijn P. Smit
Marijn P. Smit
Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

	/s/ Marijn P. Smit	Trustee, President and Chief Executive Officer	November 7, 2016
Marijn P. Smit

	/s/ Sandra N. Bane	Trustee	November 7, 2016
Sandra N. Bane*

	/s/ Leo J. Hill	Trustee	November 7, 2016
Leo J. Hill*

	/s/ David W. Jennings	Trustee	November 7, 2016
David W. Jennings*

	/s/ Russell A. Kimball, Jr.	Trustee	November 7, 2016
Russell A. Kimball, Jr.*

	/s/ Patricia L. Sawyer	Trustee	November 7, 2016
Patricia L. Sawyer*

	/s/ John W. Waechter	Trustee	November 7, 2016
John W. Waechter*

	/s/ Alan F. Warrick	Trustee	November 7, 2016
Alan F. Warrick*

	/s/ Vincent J. Toner	Vice President and Treasurer and Principal Financial Officer	November 7, 2016
Vincent J. Toner

* By:	/s/ Tané T. Tyler	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	November 7, 2016
Tané T. Tyler**

**	Attorney-in-fact pursuant to powers of attorney previously filed.

WASHINGTON, DC 20549

SECURITIES AND EXCHANGE COMMISSION

Exhibits Filed With

Registration Statement on

Form N-14

Transamerica Funds

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

(14)	Consent of Independent Registered Certified Public Accounting Firm